DILLARD'S, INC.
PROXY STATEMENT

DILLARD'S, INC.
POST OFFICE BOX 486
LITTLE ROCK, ARKANSAS 72203

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD MAY 21, 2005

PROXY STATEMENT

DILLARD'S, INC.
POST OFFICE BOX 486
LITTLE ROCK, ARKANSAS 72203

TO THE HOLDERS OF CLASS A AND                                                                   Little Rock, Arkansas
CLASS B COMMON STOCK:                                                                                  April 25, 2005

         Notice is hereby given that the annual meeting of  Stockholders  of Dillard's,  Inc.,  will be held at the Dillard's,  Inc.
Corporate Office, 1600 Cantrell Road, Little Rock, Arkansas on Saturday, May 21, 2005, at 9:30 a.m. for the following purposes:

1.       To elect 12 Directors of the Company (four  Directors to represent  Class A Stockholders  and eight  Directors to represent
         Class B Stockholders).

2.       To ratify the  appointment by the Audit  Committee of Deloitte & Touche LLP as the  independent  public  accountants of the
         Company for 2005.

3.       To vote upon a proposal to approve the Dillard's, Inc. Stock Bonus Plan.

4.       To vote upon a proposal to approve the Dillard's, Inc. Stock Purchase Plan.

5.       To vote upon a proposal to approve the Dillard's, Inc. 2005 Non-Employee Director Restricted Stock Plan.

6.       To vote upon a proposal by certain stockholders.

7.       To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

         The stock transfer  books of the Company will not be closed,  but only  stockholders  of record at the close of business on
March 31, 2005,  will be entitled to notice of, and to vote at, the meeting.  This Proxy  Statement and the enclosed proxy are being first mailed to Dillard's, Inc. shareholders on or about April 25, 2005.

         Your  participation  in the meeting is  earnestly  solicited.  If you do not expect to be present in person at the meeting, please  sign,  date,  and fill in the  enclosed  Proxy and return it by mail in the  enclosed  envelope to which no postage  need be affixed if mailed in the United States of America.

                                                     By Order of the Board of Directors

                                                     PAUL J. SCHROEDER, JR.
                                                     Vice President,
                                                     General Counsel,
                                                     Secretary

DILLARD'S, INC.
POST OFFICE BOX 486
LITTLE ROCK, ARKANSAS 72203
Telephone (501) 376-5200

April 25, 2005

PROXY STATEMENT

        The enclosed Proxy is solicited by and on behalf of the management of Dillard’s, Inc. (the “Company”), a Delaware corporation, for use at the annual meeting of stockholders to be held on Saturday, May 21, 2005, at 9:30 a.m. at the Dillard’s Corporate Office, 1600 Cantrell Road, Little Rock, Arkansas, or at any adjournment or adjournments thereof.

        Any stockholder giving a Proxy has the power to revoke it, at any time before it is voted, by written revocation delivered to the Secretary of the Company. Proxies solicited herein will be voted in accordance with any directions contained therein, unless the Proxy is received in such form or at such time as to render it ineligible to vote, or unless properly revoked. If no choice is specified, the shares will be voted in accordance with the recommendations of the Board of Directors as described herein.

        If matters of business other than those described in the Proxy properly come before the meeting, the persons named in the Proxy will vote in accordance with their best judgment on such matters. The Proxies solicited herein shall not confer any authority to vote at any meeting of stockholders other than the meeting to be held on May 21, 2005, or any adjournment or adjournments thereof.

        The cost of soliciting Proxies will be borne by the Company. The Company will reimburse brokers, custodians, nominees and other fiduciaries for their charges and expenses in forwarding proxy material to beneficial owners of shares. In addition to solicitation by mail, certain officers and employees of the Company may solicit Proxies by telephone, telegraph and personally. These persons will receive no compensation other than their regular salaries. The Company has retained D.F. King & Co., Inc., a professional proxy solicitation firm, to assist in the solicitation of proxies. The fees of such firm are not expected to exceed $7,000.

OUTSTANDING STOCK; VOTING RIGHTS;
VOTE REQUIRED FOR APPROVAL

        The stock transfer books of the Company will not be closed, but only stockholders of record at the close of business on March 31, 2005, will be entitled to notice of, and to vote at, the meeting. At that date, there were 79,218,925 shares of Class A Common Stock outstanding and 4,010,929 shares of Class B Common Stock outstanding. The presence, in person or by proxy, of the holders of a majority of the shares of Common Stock issued and outstanding as of the record date is required to establish a quorum at the annual meeting.

        Each holder of Class A Common Stock and each holder of Class B Common Stock shall be entitled to one vote on the matters presented at the meeting for each share standing in his name except that the holders of Class A Common Stock are empowered as a class to elect one-third of the Directors and the holders of Class B Common Stock are empowered as a class to elect two-thirds of the Directors. Stockholders will not be allowed to vote for a greater number of nominees than those named in this proxy statement. Nominees for director of each class, to be elected, must receive a plurality of the votes cast within that class. Cumulative voting for Directors is not permitted.

        If a quorum is present, the vote of the holders of a majority of shares of Common Stock present in person or represented by proxy and having voting power is required to approve each of the proposals for the Dillard’s, Inc. Stock Bonus Plan, the Dillard’s, Inc. Stock Purchase Plan, and the Dillard’s, Inc. 2005 Non-Employee Director Restricted Stock Plan. In addition, to satisfy the listing requirements of the New York Stock Exchange, the total vote cast on the proposal for each plan also must represent over 50 percent of all outstanding shares of Common Stock as of the record date. If a quorum is present, the vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy and having voting power is required for ratification of the appointment of Deloitte & Touche LLP as Dillard’s independent auditors and for approval of the stockholder proposal.

        Under Delaware General Corporate Law, if shares are held by a broker that has indicated that it does not have discretionary authority to vote on a particular matter without instructions from you under the New York Stock Exchange listing standards (“broker non-votes”), those shares will not be considered as present and entitled to vote with respect to that matter, but such shares will be counted with respect to determining whether a quorum is present. Abstentions will not be counted as votes cast for election of directors and with respect to the ratification of the appointment of the independent public accountants, the equity compensation plan proposals, and the stockholder proposal, abstentions will have the effect of a vote against such proposals. For purposes of the New York Stock Exchange requirement that the total vote cast on a plan represent over 50 percent of all outstanding shares of Common Stock, abstentions will count as a vote cast, but broker non-votes will not.

        In response to a shareholder proposal from the United Brotherhood of Carpenters Pension Fund, the Board of Directors will vote at its May 2005 Board meeting on a By-Laws amendment that would change the current plurality vote standard for director elections to a majority vote standard. Majority as used in the preceding sentence with respect to any nominee for Director means that the affirmative vote of more than one half (1/2) of the shares of the respective class outstanding and eligible to vote in the election of a Director has been cast for such Director.

        The last date for the acceptance of Proxies by management is the close of business on May 20, 2005 and no Proxy received after that date will be voted by management at the meeting.

PRINCIPAL HOLDERS OF VOTING SECURITIES

        The following table sets forth certain information regarding persons known to the Company to beneficially own five percent (5%) or more of a class of the Company’s outstanding voting securities as of the close of business on January 29, 2005.

                                                                               No. of                   Percent
Name and Address                                        Class                 Shares Owned             Of Class (1)

Dillard's, Inc. Retirement Trust                        Class A               11,935,319(2)                15.1%
1600 Cantrell Road
Little Rock, AR  72201

Dodge & Cox                                             Class A               10,583,805(2)                13.4%
One Sansome St. 35th Floor
San Francisco, CA  94014

Donald Smith & Co., Inc.                                Class A                6,076,500(2)                 7.7%
East 80 Route 4, Suite 360
Paramus, NJ  07652

W.D. Company, Inc. (3)                                  Class A                     41,496                     *
1600 Cantrell Road                                      Class B                  3,985,776                 99.4%
Little Rock, Arkansas 72201

* Denotes less than 0.1%
(1)	At January 29, 2005 there were a total of 79,194,675 shares of the Company’s Class A Common Stock and 4,010,929 shares of the Company’s Class B Common Stock outstanding.

(2)	Based on information contained in a Schedule 13G filed with the Securities and Exchange Commission.

(3)

William Dillard II, Chief Executive Officer of the Company, Alex Dillard, President, and Mike Dillard, Executive Vice President, are officers and directors of W.D. Company, Inc. and own 27.4%, 27.9% and 26.3%, respectively, of the outstanding voting stock of W.D. Company, Inc.

SECURITY OWNERSHIP OF MANAGEMENT

        The following table sets for the number of shares of Class A and Class B Common Stock of the Company beneficially owned by each director, each nominee, each of the executive officers named under “Compensation of Directors and Executive Officers” and the directors and executive officers, as a group, as of March 31, 2005:

                                                     Class A Shares                          Class B Shares
Name                                         Amount(1)             % of Class      Amount(1)          % of Class
Robert C. Connor                                36,545        (2)           *                -                 *
Drue Corbusier                                 716,467        (3)         .9%                -                 *
Will D. Davis                                   36,440        (4)           *                -                 *
Alex Dillard(5)                              1,706,349        (6)        2.1%        3,985,776     (6)     99.4%
Mike Dillard (5)                             1,070,924        (6)        1.3%        3,985,776     (6)     99.4%
William Dillard II (5)                       1,777,502        (6)        2.2%        3,985,776     (6)     99.4%
James I. Freeman                               678,108        (7)         .9%                -                 *
John Paul Hammerschmidt                         26,000        (8)           *                -                 *
Peter R. Johnson                                 2,536                      *                -                 *
Warren A. Stephens                              10,536        (9)           *                -                 *
William H. Sutton                               37,536       (10)           *                -                 *
J.C. Watts, Jr.                                  5,536                      *                -                 *

All Directors & Executive Officers as a      6,811,530  (11) (12)        8.2%        3,985,776    (11)     99.4%
  Group (a total of 19 persons)

* Denotes less than 0.1%

(1)	Based on information furnished by the respective individuals.

(2)

Includes nine shares owned by his wife. Robert C. Connor owns 18,268 shares of Class A Common Stock and has the right to acquire beneficial ownership of 18,268 shares pursuant to currently exercisable options granted under Company stock option plans.

(3)

Drue Corbusier owns 235,045 shares of Class A Common Stock, is a beneficiary of 6,029 shares held in trust, she has the sole voting power with respect to 4,100 shares held in trust for a child, and has the right to acquire beneficial ownership of 471,293 shares pursuant to currently exercisable options granted under Company stock option plans. She owns 7.3% of the outstanding voting stock, of W.D. Company, Inc., but is not an officer or director. Therefore she is not deemed to have a beneficial interest in any Dillard’s, Inc. shares owned by W.D. Company, Inc.

(4)

Will D. Davis owns 15,440 shares of Class A Common Stock and has the right to acquire beneficial ownership of 21,000 shares pursuant to currently exercisable options granted under Company stock option plans.

(5)	William Dillard II, Alex Dillard and Mike Dillard are directors and officers of W. D. Company, Inc. and own 27.4%, 27.9% and 26.3%, respectively, of the outstanding voting stock of such company.

(6)

Includes 41,496 shares of Class A Common Stock and 3,985,776 of Class B Common Stock owned by W. D. Company, Inc., in which shares William Dillard II, Alex Dillard and Mike Dillard are each deemed to have a beneficial interest due to their respective relationships with W. D. Company, Inc. See “Principal Holders of Voting Securities.” William Dillard II individually owns 736,695 shares of Class A Common Stock, is a beneficiary of 4,719 shares held in trust, and has the right to acquire beneficial ownership of 994,592 shares pursuant to currently exercisable options granted under Company stock option plans. Alex Dillard and his wife individually own 590,008 and 26,011 shares, respectively, of Class A Common Stock; he has sole voting power with respect to 29,434 shares held in trust for two minor children, he has shared voting power with respect to 26,215 shares held in trust and has the right to acquire beneficial ownership of 993,185 shares pursuant to currently exercisable options granted under Company stock option plans. Mike Dillard individually owns 410,034 shares of Class A Common Stock; his wife has sole voting power with respect to 610 shares held in trust for two minor children; he has sole voting power with respect to 50,055 shares held in trust for three minor children, he has shared voting power with respect to 26,215 shares held in trust and has the right to acquire beneficial ownership of 542,514 shares pursuant to currently exercisable options granted under Company stock option plans.

(7)

James I. Freeman owns 181,342 shares of Class A Common Stock, has sole voting power with respect to 6,050 shares held in trust for a minor child and has the right to acquire beneficial ownership of 490,716 shares pursuant to currently exercisable options granted under Company stock option plans.

(8)

John Paul Hammerschmidt owns 7,097 shares of Class A Common Stock and has the right to acquire beneficial ownership of 18,903 shares pursuant to currently exercisable options granted under Company stock option plans.

(9)

Warren A. Stephens owns 5,536 shares of Class A Common Stock in trust and has the right to acquire beneficial ownership of 5,000 shares pursuant to currently exercisable options granted under Company stock option plans.

(10)

William H. Sutton owns 16,536 shares of Class A Common Stock and has the right to acquire beneficial ownership of 21,000 shares pursuant to currently exercisable options granted under Company stock option plans.

(11)

The shares in which William Dillard II, Alex Dillard and Mike Dillard are deemed to have a beneficial interest due to their respective relationships with W. D. Company, Inc. have been included in this computation only once and were not aggregated for such purpose.

(12)	Includes the right to acquire beneficial ownership of 4,438,563 shares pursuant to currently exercisable options granted under Company stock option plans.

PROPOSAL 1. ELECTION OF DIRECTORS

        Four Directors representing Class A Stockholders and eight Directors representing Class B Stockholders are to be elected by the Class A Stockholders and the Class B Stockholders, respectively, at the annual meeting for a term of one year and until the election and qualification of their successors. The Proxies solicited hereby will be voted “FOR” the election as Directors of the 12 persons hereinafter identified under “Nominees for Election as Directors” if not specified otherwise. Management does not know of any nominee who will be unable to serve, but should any nominee be unable or decline to serve, the discretionary authority provided in the Proxy will be exercised to vote for a substitute or substitutes. Management has no reason to believe that any substitute nominee will be required.

        In 1998, the Company adopted a resolution amending its by-laws to provide that nominations to represent Class A stockholders shall be of independent persons only. For these purposes, independent shall mean a person who: has not been employed by the Company or an affiliate in any executive capacity within the last five years; was not, and is not a member of a corporation or firm that is one of the Company’s paid advisers or consultants; is not employed by a significant customer, supplier or provider of professional services; has no personal services contract with the Company; is not employed by a foundation or university that receives significant grants or endowments from the Company; is not a relative of the management of the Company; is not a shareholder who has signed shareholder agreements legally binding him to vote with management; and is not the chairman of a company on which Dillard’s, Inc. Chief Executive Officer is also a board member.

        All of the nominees to represent Class A Stockholders listed below qualify as independent persons as defined in the above resolution.

        THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE
ELECTION AS DIRECTORS OF THE 12 PERSONS HEREINAFTER IDENTIFIED.

NOMINEES FOR ELECTION AS DIRECTORS

        The following table briefly indicates the name, principal occupation and age of each nominee, as well as the year each nominee first was elected as a Director. The table also indicates which class of common stock that each nominee will be representing.

                                                                                          Director
Name                                Age           Principal Occupation                    Since           Class

Robert C. Connor                     63      Investments                                    1987            (a)

Drue Corbusier                       58      Executive Vice President of the Company        1994            (b)

Will D. Davis                        75      Partner, Heath, Davis & McCalla,               1972            (a)
                                             Attorneys, Austin, TX

Alex Dillard                         55      President of the Company                       1975            (b)

Mike Dillard                         53      Executive Vice President of the Company        1976            (b)

William Dillard II                   60      Chief Executive Officer of the Company         1967            (b)

James I. Freeman                     55      Senior Vice President and Chief                1991            (b)
                                             Financial Officer of the Company

John Paul Hammerschmidt              82      Former Member of Congress                      1992            (a)

Peter R. Johnson                     57      Chairman, PRJ Holdings, Inc.                   2004            (a)

Warren A. Stephens                   48      President and Chief Executive Officer,         2002            (b)
                                             Stephens Group, Inc. and Stephens Inc.,
                                             Little Rock, AR

William H. Sutton                    74      Managing Partner, Friday, Eldredge &           1994            (b)
                                             Clark, Attorneys, Little Rock, AR

J. C. Watts, Jr.                     47      Former Member of Congress & Chairman of        2003            (b)
                                             the J.C. Watts Companies

(a) Class A Nominee
(b) Class B Nominee

The following nominees for director also hold directorships in the designated companies:

Name                                                       Director of
William Dillard, II                            Acxiom Corporation and Barnes & Noble, Inc.

John Paul Hammerschmidt                        First Federal Bank of Arkansas and Southwestern
                                               Energy Co.

Warren A. Stephens                             Alltel Corporation, Stephens Group, Inc. and
                                               Stephens Inc.

J.C. Watts, Jr.                                Burlington Northern Santa Fe Corporation, Clear
                                               Channel Communications, Inc.and Terex Corporation

        The business associations of the nominees as shown in the table under “Nominees for Election as Directors” have been continued for more than five years, except for the following: Mr. Johnson was the Chairman of QuickResponse Services, Inc. from 1994 through 2002. Mr. Watts retired from Congress in 2003. Each nominee for Director was elected to the Board of Directors at the annual meeting of stockholders held May 15, 2004.

        The Board of Directors met six times during the Company’s last fiscal year, on February 28, March 26, May 15, August 5, August 14 and November 13, 2004.

        Audit Committee members are Robert C. Connor, Chairman, John Paul Hammerschmidt, Peter R. Johnson and J.C. Watts, Jr. The Audit Committee held eight meetings during the year.

        The Stock Option and Executive Compensation Committee members are Robert C. Connor, Will D. Davis, Chairman and Warren A. Stephens. The Stock Option and Executive Compensation Committee held two meetings during the year.

        Dillard’s, Inc. qualifies as a “controlled company” under the corporate governance rules of the New York Stock Exchange due to the ownership by W.D. Company of shares of Class B Common Stock allowing it to cast more than 50% of votes eligible to be cast for the election of the two-thirds of the Directors of the Company that are elected by Class B Stockholders. In accordance with a provision in NYSE rules for controlled companies, the Company has elected not to comply with NYSE corporate governance rules that provide for (i) a majority of independent directors or (ii) a nominating/corporate governance committee comprised solely of independent directors. However, the Stock Option and Executive Compensation Committee has adopted a written charter and otherwise complies with the requirements of NYSE Rule 303A.05, “Corporate Governance Standards for Compensation Committees.”

        Based on the foregoing exemption for controlled companies, the Company is not required to and does not have a nominating/corporate governance committee. The Board of Directors of the Company formally nominated all of the nominees for Director.

        All of the nominees for director attended at least 75% of the aggregate of (1) the total number of meetings of the Board of Directors and (2) the total number of meetings held by all committees of the board on which they served. Dillard’s, Inc. has a policy, which encourages each board member to attend the annual stockholders’ meeting. Each member of the board of directors was in attendance at the annual meeting of stockholders on May 15, 2004.

        The Board has determined that each of the Class A Directors, as well as J.C. Watts, Jr. and Warren Stephens who serve as Class B Directors, qualify as independent directors in accordance with the NYSE corporate governance rules. In making its independence determinations, the Board considered the following relationship with the Company and determined such relationship was not material and would not affect the director’s independence: Payments made by the Company for advertising to newspapers owned by Stephens Media Group. These payments were less than 2% of Stephens Media Group’s annual revenue.

        The Board has designated Will D. Davis to act as the presiding director of executive sessions to be held on a regular basis by non-management members of the Board. You may contact any Board member, or the entire Board, at any time. Your communication should be sent to the “Presiding Member of Non Management Members of the Board of Directors” or “Non Management Members of the Board of Directors” at 1600 Cantrell Road, Little Rock, AR 72201.

        The Board has adopted Corporate Governance Guidelines, and each of the Audit Committee and Compensation Committee has adopted a written charter. The Board has also adopted a Code of Conduct that applies to all Company employees including the Company’s Directors, CEO and senior financial officers. The current version of these corporate governance documents is available free of charge on the Company’s Web site at www.dillards.com and are available in print to any shareholder who requests copies by contacting Julie J. Bull, Director of Investor Relations, at 1600 Cantrell Road, Little Rock, AR 72201

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Cash and Other Compensation

        The following table sets forth, for the fiscal years indicated, the cash and other compensation provided by the Company and its subsidiaries to the Chief Executive Officer and each of the four most highly compensated executive officers (the “named executive officers”) of the Company in all capacities in which they served.

Summary Compensation Table

                                                                                      Long Term Compensation
                                              Annual Compensation                      Awards         Payouts                    .

           (a)                (b)       (c)          (d)           (e)             (f)           (g)         (h)          (i)
                                                                                              Securities
                                                              Other Annual      Restricted    Underlying      LTIP       All Other
                                                              Compensation         Stock      Options/     Payouts    Compensation
Name and Principal Position  Year     Salary($)    Bonus($)       ($)(1)         Award(s)($)    SARs(#)       ($)        ($)(2)  .

William Dillard II          2004      $710,000   $1,830,000        --               --                  0      --         $115,108
Chief Executive Officer     2003       710,000            0        --               --                  0      --          186,650
                            2002       710,000    1,375,000        --               --            300,000      --           77,200

Alex Dillard                2004       620,000    1,830,000        --               --                  0      --           99,233
President                   2003       620,000            0        --               --                  0      --          205,240
                            2002       620,000    1,375,000        --               --            300,000      --           58,610

Mike Dillard                2004       540,000      854,000        --               --                  0      --           85,324
Executive Vice President    2003       540,000            0        --               --                  0      --          106,181
                            2002       540,000      645,000        --               --            150,000      --           74,619

Drue Corbusier              2004       500,000      854,000        --               --                  0      --           55,158
Executive Vice President    2003       500,000            0        --               --                  0      --          125,050
                            2002       500,000      645,000        --               --            150,000      --           54,100

James I. Freeman            2004       500,000      732,000        --               --                  0      --           51,858
Senior Vice President and   2003       500,000            0        --               --                  0      --          143,750
Chief Financial Officer     2002       500,000      555,000        --               --            150,000      --           54,100

(1)     In accordance with SEC rules, no disclosure is made of perquisites or other personal benefits in any fiscal year in which the value received by a named executive officer is the lesser of $50,000 or ten percent of the total annual salary and bonus for the officer during that fiscal year.

(2)     Amounts represent the Company’s defined contributions for the benefit of the named executive officers pursuant to its Retirement Plans.

Stock Option Grants

        There were no stock option grants during 2004.

Stock Option Exercises and Holdings

        The following table sets forth information concerning stock options exercised during the last fiscal year and stock options held as of the end of the last fiscal year by the named executive officers.

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION/SAR VALUES

            (a)                          (b)               (c)                (d)                          (e)
                                                                       Number of Securities      Value of Unexercised In-the
                                                                      Underlying Unexercised       Money Options/SARS at
                                 Shares Acquired         Value      Options/SARS at FY-End(#)          FY-End ($)(1)      .
.     Name                       on Exercise(#)      Realized($)    Exercisable  Unexercisable  Exercisable    Unexercisable

William Dillard II                     525,000         $5,878,650      994,592       0            $ 561,750           0

Alex Dillard                           525,000          5,996,775      993,185       0              561,750           0

Mike Dillard                           260,000          3,001,500      542,514       0              293,500           0

Drue Corbusier                               0                  0      471,293       0              388,648           0

James I. Freeman                       101,024            323,782      490,716       0               39,237           0

(1)   Represents  the amount by which the market price at fiscal year end of the shares  underlying  unexercised options  exceeds the exercise price for such shares.

Equity Compensation Plans

        The following table provides information as of January 29, 2005 with respect to the shares of Dillard’s, Inc. Class A Common Stock that may be issued under the Company’s equity compensation plans.

                                                                                              Number of securities
                                   Number of securities to be       Weighted average          available for future
                                    issued upon exercise of        exercise prices of         issuance under equity
                                      outstanding options          outstanding options         compensation plans
Equity compensation plans
approved by shareholders (1)               3,845,009                     $24.91                   11,141,656

Equity compensation plans not
approved by shareholders                           0                          0                            0
      Total                                3,845,009                     $24.91                   11,141,656

(1) Includes 1998 Incentive and  Nonqualified  Stock Option Plan,  2000  Incentive and  Nonqualified
                  Stock Option Plan,  Stock Purchase Plan & Stock Bonus Plan.

Pension Plan

        The following table shows the estimated annual benefits payable pursuant to the Company’s pension plan to persons in specified compensation and years of service categories upon retirement.

Pension Plan Table

                                                    Years of Service
Compensation                        15                20                 25                 30                35
         $500,000                 $92,723          $123,630            $154,538          $185,445          $216,353
          750,000                 148,973           198,630             248,288           297,945           347,603
        1,000,000                 205,223           273,630             342,038           410,445           478,853
        1,250,000                 261,473           348,630             435,788           522,945           610,103
        1,500,000                 317,723           423,630             529,538           635,445           741,353
        1,750,000                 373,973           498,630             623,288           747,945           872,603
        2,000,000                 430,223           573,630             717,038           860,445         1,003,853
        2,250,000                 486,473           648,630             810,788           972,945         1,135,103
        2,500,000                 542,723           723,630             904,538         1,085,445         1,266,353
        2,750,000                 598,973           798,630             998,288         1,197,945         1,397,603

        A participant’s compensation covered by the Company’s pension plan is his average salary and bonus (as reported in the Summary Compensation Table) for the highest three years of his employment with the Company. The highest three years of salary and bonus for the named executive officers are fiscal 2004, 2002 and 2000. The salary and bonus for fiscal 2000 for the named executive officers is William Dillard II, $2,045,000; Alex Dillard, $1,955,000; Mike Dillard, $1,230,000; Drue Corbusier, $1,125,000 and James I. Freeman, $965,000. The credited years of service for each of the named executive officers is as follows: William Dillard II, 36 years; Alex Dillard, 33 years; Mike Dillard, 33 years; Drue Corbusier, 36 years; and James I. Freeman, 16 years. Benefits shown are computed as a single life annuity with five years term certain beginning at age 65 and are not subject to deduction for social security or other offset amounts.

Compensation of Directors

        Directors who are not officers of the Company each receive an annual retainer of $45,000 as well as $50,000 or its equivalent value in shares of Class A Common Stock at the option of the director. In addition, committee chairmen receive an annual retainer of $20,000. Directors who are not officers also receive $2,500 for attendance at each board meeting, $2,500 for each audit committee meeting, $1,500 for other committee meetings, and actual travel expenses.

Report of the Stock Option and Executive Compensation Committee

        The following report addressing the Company’s compensation policies for executive officers for fiscal 2004 is submitted by the Stock Option and Executive Compensation Committee (the “Compensation Committee”) of the Board of Directors.

General

        The Compensation Committee, which is composed of directors who are independent as defined under the listing standards of the New York Stock Exchange, establishes policies relating to the compensation of certain employees and oversees the administration of the Company’s employee benefit plans. The compensation program of the Company has been designed (1) to provide compensation opportunities that are equivalent to those offered by comparable companies, thereby allowing the Company to compete for and retain talented executives who are critical to the Company’s long-term success, (2) to motivate key senior officers by rewarding them for attainment of profitability of the Company, and (3) to align the interests of executives with the long-term interests of stockholders by awarding stock options to executives as part of the compensation provided to them.

        In order to develop a competitive compensation package for the executive officers of the Company, the Compensation Committee compares the Company’s compensation package with those of a comparison group.

The comparison group is composed of department stores, specialty stores and other public companies that were family-founded and continue to be family-managed. Not all of the companies in the comparison group are included in the Standard & Poor’s Supercomposite Department Stores Index. The Compensation Committee believes that the companies in the comparison group are comparable to the Company in management style and management culture. Although the Compensation Committee has made these comparisons, it also has taken into account that as the Company has grown in size, the number of senior executives has not grown proportionately, so that the number of senior executives retained by the Company is lower than the number of senior executives at other companies of similar size.

        The Company’s compensation program for fiscal 2004 consisted primarily of salary, annual cash performance bonus based on the profitability of the Company, and long-term incentive opportunities in the form of stock options. The compensation program is focused both on short-term and long-term performance of the Company, rewarding executives for both achievement of profitability and growth in stockholder value. The Company’s executive officers are also eligible to participate in (1) the Company’s Retirement Plan, a defined contribution plan whereby they can make a five percent contribution to the plan which will be 100% matched by the Company, with the contributions being used to purchase Company stock, (2) the Company’s Stock Purchase Plan to which participants may make contributions only to the extent that they were prevented from contributing to the Retirement Plan because of the nondiscrimination rules and dollar limitations of the Internal Revenue Code, with the contributions being used to purchase Company stock and (3) the Company's Stock Bonus Plan which provides a stock award equal to 6% of the participant’s total compensation (salary and bonus) in excess of $15,000 (less applicable withholding) divided by the current fair market value per share on the date that the stock bonus is granted.

        Salary — Each year the Compensation Committee establishes the salary for all executive officers. Such salaries are set at the discretion of the Compensation Committee and are not specifically related to any company performance criteria, as are both the cash performance bonus and stock option portions of the compensation program, which are discussed below. The Compensation Committee does, however, base any increase in salary on targets based on a regression analysis of salaries paid versus total revenues for the comparison group. For fiscal 2004, the salaries set by the Compensation Committee were below the target salaries produced by this analysis.

        Cash Performance Bonus — Cash performance bonuses may be paid annually to senior management. For bonuses to be paid, however, the Company must have income before federal and state income taxes (“pre-tax income”) for the fiscal year. The Compensation Committee, within ninety (90) days after the start of a fiscal year, designates those individuals in senior management eligible to receive a cash performance bonus. Bonuses are paid at the conclusion of a fiscal year from a bonus pool, which is equal to one and one-half percent (1-1/2%) of the Company’s pre-tax income plus three and one-half (3-1/2%) of the increase in pre-tax income over the prior fiscal year. When the Compensation Committee designates the individuals eligible to participate in the cash performance bonus program, it also designates the percent of the bonus pool each individual will be entitled to receive. The Compensation Committee retains at all times the authority to adjust downward the amount of bonus any individual may receive pursuant to the above-described formula. For fiscal 2004, the Company experienced a pre-tax income of $184,551,000 and an increase in pre-tax income of $168,557,000.

        The Compensation Committee decided to adjust downward by approximately $2,568,000 the amount of bonus, which the named executive officers would receive for 2004.

        Stock Options — Stock option grants under the Company’s 2000 Incentive and Non-Qualified Stock Option Plan are utilized by the Company for long-term incentive compensation for executive officers. These stock option grants relate their compensation directly to the performance of the Company’s stock. The exercise price for the options granted is one hundred percent (100%) of the fair market value of the shares underlying such options on the date of grant and have value to the executive officers only if the Company’s stock price increases. When making option grants, the Compensation Committee does not consider the number of options already held by an executive officer. The Compensation Committee did not grant any options during 2004.

        As discussed in previous Compensation Committee Reports, the Omnibus Budget Reconciliation Act of 1993 prevents public corporations from deducting as a business expense that portion of compensation exceeding $1 million paid to a named executive officer in the Summary Compensation Table. This deduction limit does not apply to “performance-based compensation.” The Compensation Committee believes that the necessary steps have been taken to qualify as performance-based compensation the compensation paid under the cash performance bonus and stock option portions of the Company’s compensation program.

Chief Executive Officer

        In setting the Chief Executive Officer’s compensation, the Compensation Committee makes the same determination with regard to salary, cash performance bonus and stock options as discussed above for the other named executive officers. For fiscal 2004, the Compensation Committee did not increase the Chief Executive Officer’s salary over the prior fiscal year. This resulted in a salary lower than the target salary produced by the regression analysis discussed above.

Robert C. Connor
Warren A. Stephens
Will D. Davis, Chairman

Company Performance

        The graph below compares for each of the last five fiscal years the cumulative total returns on the Company’s Class A Common Stock, the Standard & Poor’s 500 Index and the Standard & Poor’s Supercomposite Department Stores Index. The cumulative total return on the Company’s Class A Common Stock assumes $100 invested in such stock on January 30, 2000 and assumes reinvestment of dividends.

[OBJECT OMITTED]

                                              1999        2000          2001         2002          2003           2004
Dillard's, Inc.                               $100       $80.77        $64.66       $68.35        $78.19       $120.48
S&P 500                                        100        97.93         82.07        63.59         85.64         90.22
S&P Supercomposite Department Stores           100       126.19        134.98        93.16        130.15        152.95

CERTAIN RELATIONSHIPS AND TRANSACTIONS

        William Dillard II, Drue Corbusier, Alex Dillard and Mike Dillard are siblings.

        Mr. William H. Sutton is Managing Partner of the law firm Friday, Eldredge & Clark, which is retained by the Company for legal services.

        Denise Mahaffy, a Vice President of the Company, is a sibling of William Dillard II, Drue Corbusier, Alex Dillard and Mike Dillard. For fiscal 2004, the Company paid Denise Mahaffy total salary and bonus of $ 315,000. During fiscal 2004, the Company also made defined contributions for the benefit of Denise Mahaffy in the amount of $28,811 pursuant to its benefit plans. William Dillard III, a Vice President of the Company, is the son William Dillard II. For fiscal 2004, the Company paid William Dillard III total salary and bonus of $ 208,000. During fiscal 2004, the Company also made defined contributions for the benefit of William Dillard III in the amount of $17,039 pursuant to its benefit plans. Todd Dillard, an employee of the Company, is the son of William Dillard II. For fiscal 2004, the Company paid Todd Dillard total salary and bonus of $68,000.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors and executive officers, and persons who own more than 10% of the Company’s Class A Common Stock, to file with the Securities and Exchange Commission and the New York Stock Exchange initial reports of ownership and reports of changes in ownership of stock of the Company.

        To the Company’s knowledge, based solely on a review of copies of reports provided by such individuals to the Company and written representations of such individuals that no other reports were required, during the fiscal year ended January 29, 2005, all Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with, except for one late filing by Mike Dillard relating to a sale of 335 shares by his spouse, a transaction of which Mr. Dillard was unaware.

AUDIT COMMITTEE REPORT

        The Audit Committee operates under a written charter adopted by the Board of Directors. Each of the members of the Audit Committee qualifies as an “independent” director under the applicable rules of the Securities and Exchange Commission and the New York Stock Exchange listing standards relating to audit committees. The Board of Directors has determined that Peter R. Johnson is an audit committee financial expert and is independent of management as defined by rules of the Securities and Exchange Commission. The designation as an audit committee financial expert does not impose any duties, obligations or liabilities that are greater than the duties, obligations and liabilities imposed by being a member of the audit committee or board of directors. The Audit Committee held eight meetings during the year.

        The Audit Committee has reviewed and discussed the audited financial statements for the year ended January 29, 2005 with management and the independent auditors, Deloitte & Touche LLP. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America.

        The discussions with Deloitte & Touche LLP included the matters required by Statement on Auditing Standards No. 61 (Communications with Audit Committees) and Deloitte & Touche LLP’s independence. Deloitte & Touche LLP provided to the Audit Committee the written disclosures and the letter regarding its independence as required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). The Audit Committee also considered whether the provision of non-audit services by Deloitte & Touche LLP is compatible with maintaining the auditor’s independence.

        Based upon the reviews and discussions noted above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K to be filed with the Securities and Exchange Commission for the year ended January 29, 2005 and that Deloitte & Touche LLP be appointed independent auditors for the Company for 2005.

Robert C. Connor, Chairman
John Paul Hammerschmidt
Peter R. Johnson
J.C. Watts, Jr.

PROPOSAL 2. RATIFICATION OF THE SELECTION OF THE COMPANY’S
INDEPENDENT PUBLIC ACCOUNTANTS

        The Board of Directors recommends to the stockholders that they ratify the selection by the Audit Committee of Deloitte & Touche LLP as the Company’s independent public accountants for the fiscal year ending January 28, 2006.

        In the event that the stockholders fail to ratify the appointment, the Audit Committee will consider the view of the stockholders in determining its selection of the Company’s independent public accountants for the subsequent fiscal year. Even if the selection is ratified, the Audit Committee, in its discretion, may direct the appointment of a new independent accounting firm at any time during the year if the Audit Committee feels that such a change would be in the best interests of the Company and the stockholders.

        A representative of Deloitte & Touche LLP will be present at the annual meeting and will have the opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

      THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR"
PROPOSAL NO. 2.

INDEPENDENT ACCOUNTANT FEES

        The following table shows the fees billed by Deloitte & Touche LLP for the past two years for audit and other related fees:

                                                            2004                      2003

Audit Fees                                                $1,311,590                 $684,523
Audit Related Fees                                           334,970  (1)             190,958  (3)
Tax Fees                                                      32,500  (2)             190,955  (4)
All Other Fees                                                     0                        0
                                                     ----------------       ------------------
                                                          $1,679,060               $1,066,436
(1)	Includes readiness consulting regarding section 404 of the Sarbanes Oxley Act and audits of Company sponsored employee benefit plans.
(2)	Includes analysis and review of state income tax procedures and tax compliance.
(3)

Includes consulting regarding comment letter responses to the Division of Corporation Finance of the Securities and Exchange Commission and readiness consulting regarding section 404 of the Sarbanes Oxley Act.

(4)	Includes analysis and review of federal income tax procedures and tax compliance.

        The policy of the Audit Committee requires it to pre-approve all audit and non-audit services to be performed by the independent accountant. During 2004, the Audit Committee approved all of the services described above under the captions “Audit Related Fees,” “Tax Fees” and “All Other Fees” in accordance with this policy.

PROPOSAL 3. DILLARD’S, INC. STOCK BONUS PLAN

        In December 2004, the Board approved and adopted the Dillard’s, Inc. Stock Bonus Plan (the “Stock Bonus Plan”) upon the approval and recommendation of the Compensation Committee. The Company has maintained a stockholder-approved stock bonus plan similar to the Stock Bonus Plan since 1991. The stockholders are being asked to ratify the adoption of the Stock Bonus Plan. The Stock Bonus Plan provides for the issuance of up to 600,000 shares of the Company’s Class A Common Stock (subject to adjustment as provided in the Stock Bonus Plan for changes in the Company’s capital structure). The purpose of the Stock Bonus Plan is to enable persons performing valuable services for the Company to acquire a proprietary interest in the Company through the ownership of its common stock. Management believes that such ownership provides such persons with a more direct stake in the future welfare of the Company and encourages them to remain in the service of the Company or its subsidiaries and that the Stock Bonus Plan will assist the Company in obtaining and retaining the services of such persons.

Terms of the Stock Bonus Plan

        The following is a summary of certain provisions of the Stock Bonus Plan. The summary does not purport to be complete and is qualified in its entirety by reference to the provisions of the Stock Bonus Plan. A copy of the Dillard’s, Inc. Stock Bonus Plan is attached hereto as Appendix A.

        The Company is seeking stockholder approval of the Stock Bonus Plan to ensure compliance with New York Stock Exchange listing standards.

        The Stock Bonus Plan will be administered by the Compensation Committee, or any successor committee to the Compensation Committee or such other committee as may be designated from time to time by the Board to administer the Stock Bonus Plan. The Compensation Committee will have the authority, in its discretion but subject to the provisions of the Stock Bonus Plan, to determine the amounts of payments to be made under the Stock Bonus Plan and the participants to whom and the time or times at which payments shall be made. The Compensation Committee will make such rules and regulations and establish such procedures as it may deem appropriate for the administration of the Stock Bonus Plan. The Compensation Committee may designate employees of Dillard’s to assist the Compensation Committee in the administration of the Stock Bonus Plan and may grant authority to such persons to execute agreements or other documents or to take other actions on behalf of the Compensation Committee. In the event of a disagreement as to the interpretation of the Stock Bonus Plan or as to any right or obligation related to the Stock Bonus Plan, the decision of the Compensation Committee shall be final and binding. No member of the Compensation Committee shall be liable for any action or determination made in good faith with respect to the Stock Bonus Plan or any benefit granted under it.

        For each calendar year (a “Plan Year”) the Company will grant to each eligible employee, who has been selected by the Compensation Committee for participation in the plan, that number of shares of Class A Common Stock equal to 6% of such employee’s total compensation (base salary and bonus) in excess of $15,000 (less applicable withholding) divided by the current fair market value of the Shares on the date the bonus is granted.

        Employees of the Company eligible to participate in the Stock Bonus Plan for any Plan Year are those employees who:

        o  are eligible  participants in the Dillard's, Inc. Investment & Employee Stock
           Ownership Plan for Full Time Employees (the "ESOP") during such year,

       o  qualify as Highly Compensated Employees (“Highly Compensated Employees”) as defined in
           Section 414(q) of the Internal Revenue Code of 1986 (the “Code”)during such year; and

       o  are employed by the Company on the last Friday of the Company's fiscal year in which the Plan Year ends.

        However, any Company employee who is participating in a plan providing deferred or incentive compensation or benefits which the Compensation Committee, in its discretion, determines to be a substitute for the Stock Bonus Plan will not be eligible to participate in the Stock Bonus Plan.

        A Company employee eligible to participate in the Stock Bonus Plan will lose his eligibility immediately upon the occurrence of any of the following:

        o  The termination for any reason from the active employment from the Company.

        o  Death of the employee.

        o  The filing with or levying upon the Company of any judgment, attachment, garnishment, or other court order affecting either the employee’s earnings or the payment of his compensation provided under the Stock Bonus Plan.

        o  The employee commits an act which, in the opinion of the Compensation Committee, constitutes fraud, deceit, embezzlement or the commission of any criminal act.

        o  The employee shall enter into a business or employment which the Compensation Committee determines to be (i) detrimentally competitive with the business of the Company, or (ii)
           substantially injurious to the Company’s financial interest.

        As of January 29, 2005, approximately 290 employees were eligible to participate in the Stock Bonus Plan.

        Shares granted under the Stock Bonus Plan may be newly issued shares, shares held in treasury by the Company, or shares purchased in open market or other transactions. The Company will pay any brokerage commissions for share purchases made under the Stock Bonus Plan. All other broker commissions and charges in connection with sales, dividend reinvestments, or in connection with purchases not made with the payments provided by the Stock Bonus Plan will be payable by the employee who orders the transactions for his or her account

        The Company expects to continue the Stock Bonus Plan indefinitely. However, the Company has the right at any time to terminate the Stock Bonus Plan in whole or in part by suspending or discontinuing contributions thereunder, or to terminate the Stock Bonus Plan, and the duration of the Stock Bonus Plan is also limited by the number of shares available for issuance thereunder.

Tax Consequences

        Payments including payments in the form of shares of Company stock, made to an eligible employee as described above are taxable to the employee when made by the Company and shall be reported to him as wages. The Company will be entitled to a deduction (provided applicable withholding or reporting requirements are met) for Federal income tax purposes at the same time and in the same amount as the employee is required to recognize income. Upon a subsequent sale or taxable exchange of the shares acquired as a result of stock bonuses, an employee will realize long or short-term capital gain or loss equal to the difference between the amount realized on the sale and the amount of income recognized on the payment of the stock bonus (his tax basis). The foregoing is only a brief summary of the applicable federal income tax laws and should not be relied upon as being a complete statement. The federal tax laws are complex, and they are subject to legislative changes and new or revised judicial or administrative interpretations. In addition to the federal income tax consequences described herein, the grant of awards under the Stock Bonus Plan may also have state and local tax consequences.

Vote Required

        The Stock Bonus Plan will not become effective, and no stock awards will be made for the 2004 Plan Year, unless the shareholders ratify the adoption of the plan at the annual meeting. The affirmative vote of shares holding a majority of the votes represented at the meeting is required to ratify the adoption of the Stock Bonus Plan.

Board Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING
"FOR" THE PROPOSAL.

BENEFITS TO NAMED EXECUTIVE OFFICERS AND OTHERS
Dillard’s, Inc.Stock Bonus Plan

        It is not presently possible to determine, with respect to the persons and groups shown in the table below, the benefits or amounts that will be received in the future by such person or groups pursuant to the Stock Bonus Plan. Therefore, the following table sets forth information pertaining to shares of Class A Common Stock which would have been eligible for grant pursuant to the Stock Bonus Plan to the persons and groups named below as of January 29, 2005. The dollar values shown in the table below are for illustrative purposes only and are based on the closing price of the Company’s Class A Common Stock on the New York Stock Exchange as of January 28, 2005, the last business day of the 2005 fiscal year, which was $25.91 per share.

                                                                        Total Number of
Name and Title                                                               Shares         Dollar Value
William Dillard II, Chief Executive Officer                                     1,361           $35,274
Alex Dillard, President                                                         1,172            30,378
Mike Dillard, Executive Vice President                                          1,006            26,087
Drue Corbusier, Executive Vice President                                          842            21,827
James I. Freeman, Senior Vice President and Chief Financial Officer               716            18,552
All Executive Officers as a Group                                               9,060           234,751
All Non-Executive Officer Employees as a Group                                 52,406         1,357,857

PROPOSAL 4. DILLARD’S, INC. STOCK PURCHASE PLAN

        In December 2004, the Board approved and adopted the Dillard’s, Inc. Stock Purchase Plan (the “Stock Purchase Plan”) upon the approval and recommendation of the Compensation Committee. The Company has maintained a stockholder-approved stock purchase plan similar to the Stock Purchase Plan since 1991. The stockholders are being asked to ratify the adoption of the Stock Purchase Plan. The Stock Purchase Plan provides for up to 1,000,000 shares of Company Class A Common Stock to be purchased pursuant to the plan (subject to adjustment as described in the Stock Purchase Plan for changes in the Company’s capital stock).

        The Company’s ESOP permits eligible employees to contribute up to 20% of their compensation (the “Salary Contribution”) to the ESOP and provides that the Company will make a matching contribution of 100% of the Salary Contribution up to 5% of the employee’s compensation (“Matching Contribution”). As a result of limitations under the Code, Highly Compensated Employees may be limited under the ESOP to a Salary Contribution of less than 20% of their compensation and a Matching Contribution of less than 5% of their compensation. The Stock Purchase Plan is designed to allow these Highly Compensated Employees to contribute that portion of their Salary Contribution and Matching Contribution that may not be permitted to be allocated under the ESOP as a result of the limitations under the Code, to an “excess benefit plan,” as defined in SEC Rule 16b-3(b)(2) promulgated under the Securities Exchange Act.

Terms of the Stock Purchase Plan

        The following is a summary of certain provisions of the Stock Purchase Plan. The summary does not purport to be complete and is qualified in its entirety by reference to the provisions of the Stock Purchase Plan. A copy of the Dillard’s, Inc. Stock Purchase Plan is attached hereto as Appendix B.

        The Company is seeking stockholder approval of the Stock Purchase Plan to ensure compliance with the New York Stock Exchange listing requirements.

        The Stock Purchase Plan will be administered by the Compensation Committee, or any successor committee to the Compensation Committee or such other committee as may be designated from time to time by the Board to administer the Stock Purchase Plan. The Compensation Committee will have the authority, in its discretion but subject to the provisions of the Stock Purchase Plan, to determine the terms of all contributions and transactions under the Stock Purchase Plan, including, without limitation, the amounts of all contributions to be made under the Stock Purchase Plan and the participants to whom and the time or times at which contributions shall be made. The Compensation Committee will make such rules and regulations and establish such procedures as it may deem appropriate for the administration of the Stock Purchase Plan. The Compensation Committee may designate employees of Dillard’s to assist the Compensation Committee in the administration of the Stock Purchase Plan and may grant authority to such persons to execute agreements or other documents or to take other actions on behalf of the Compensation Committee. In the event of a disagreement as to the interpretation of the Stock Purchase Plan or as to any right or obligation related to the Stock Purchase Plan, the decision of the Compensation Committee shall be final and binding. No member of the Compensation Committee shall be liable for any action or determination made in good faith with respect to the Stock Purchase Plan or any benefit granted under it.

        Contribution amounts elected by each eligible employee will be deducted from the employee’s payroll and allocated to the ESOP, and the Company will contribute to the ESOP an estimated portion of such deductions that are not limited by the Code and applicable Matching Contributions. The exact deduction shall be contributed as an employee contribution to the Plan.

        In addition, prior to or soon after the end of each calendar year, the Company will determine the actual amount of each Highly Compensated Employee’s Salary Contribution and Matching Contribution to the ESOP which may be retained in the ESOP pursuant the limitations imposed under the Code. The amount of the Salary

Contribution, Matching Contribution and income earned thereon, as computed under the Code, which cannot be retained in the ESOP or must be forfeited under the terms of the ESOP, will be remitted to a brokerage company, which will maintain an account for each employee participating in the Stock Purchase Plan, as an after-tax contribution to the Stock Purchase Plan and a Matching Contribution. If the brokerage company receives cash contributions, it will purchase shares of the Company’s Class A Common Stock over a period of several days for as many shares as the funds will allow and the employee’s cost per share will be the average of the overall cost. The number of shares purchased will depend upon the market price of the Company’s Class A Common Stock at the time such purchases are made. There will be no holding period for the Class A Common Stock acquired pursuant to the Stock Purchase Plan and an employee may take delivery of the shares or direct that the brokerage company sell shares and distribute the proceeds thereof at any time.

        Shares purchased under the Stock Purchase Plan may be newly issued shares, shares held in treasury by the Company, or shares purchased in open market or other transactions. The Company will pay any broker commissions on purchases made for the account of employees as a result of contributions under the Stock Purchase Plan. The Company will also pay any fees or other charges of the broker or other company who administers the Stock Purchase Plan. Broker’s commissions and other charges in connection with sales, dividend reinvestments, or in connection with purchases not made by employee payroll deductions and Company contributions will be payable by the employee who orders the transactions for his or her account.

        Employees of the Company who are eligible participants in the Company’s ESOP and qualify as Highly Compensated Employees will be eligible to participate in the Stock Purchase Plan. However, any Company employee who is participating in a plan providing deferred or incentive compensation or benefits which the Compensation Committee, in its discretion, determines to be a substitute for the Stock Purchase Plan will not be eligible to participate in the Stock Purchase Plan.

        An employee will be no longer eligible to participate in the Stock Purchase Plan immediately upon the occurrence of any of the following:

        o        The termination for any reason of the employee.

        o        Death of the employee.

        o        The filing with or levying upon the Company of any judgment, attachment, garnishment, or other court order affecting either the employee’s earnings or his or her account under the Stock Purchase Plan.

        o        The employee commits an act which, in the opinion of the Compensation Committee, constitutes fraud, deceit, embezzlement or the commission of any criminal act.

        o        The employee enters into a business or employment which the Compensation Committee determines to be (i) detrimentally competitive with the business of the Company, or (ii)
                 substantially injurious to the Company’s financial interest.

As of January 29, 2005, approximately 290 employees were eligible to participate in the Stock Purchase Plan.

        The Company expects to continue the Stock Purchase Plan indefinitely. However, the Company has the right at any time to terminate the Stock Purchase Plan in whole or in part by suspending or discontinuing contributions hereunder, or to terminate the Stock Purchase Plan, and the duration of the Stock Purchase Plan is also limited by the number of shares available for issuance thereunder.

Tax Consequences

        The employee’s contributions to the Stock Purchase Plan and the Company’s Matching Contributions made to the Stock Purchase Plan are taxable to the employee and shall be reported to him as wages. The Company shall be entitled to a deduction (provided applicable withholding or reporting requirements are met) for Federal income tax purposes at the same time and in the same amount as the employee is required to recognize income. Upon a subsequent sale or taxable exchange of the shares acquired as a result of stock purchase plan purchases, an employee will realize long or short-term capital gain or loss equal to the difference between the amount realized on the sale and the amount of income recognized on the payment of the stock purchase plan purchase (his tax basis). The foregoing is only a brief summary of the applicable federal income tax laws and should not be relied upon as being a complete statement. The federal tax laws are complex, and they are subject to legislative changes and new or revised judicial or administrative interpretations. In addition to the federal income tax consequences described herein, the grant of awards under the Stock Purchase Plan may also have state and local tax consequences.

Vote Required

        The Stock Purchase Plan will not become effective unless the shareholders ratify the adoption of the plan at the annual meeting. The affirmative vote of shares holding a majority of the votes represented at the meeting is required to ratify the adoption of the Stock Purchase Plan.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING
"FOR" THE PROPOSAL.

BENEFITS TO NAMED EXECUTIVE OFFICERS AND OTHERS
Dillard’s, Inc. Stock Purchase Plan

        It is not presently possible to determine, with respect to the persons and groups shown in the table below, the benefits or amounts that will be received in the future by such person or groups pursuant to the Stock Purchase Plan. Therefore, the following table sets forth information pertaining to shares of Class A Common Stock which have been granted pursuant to the Company’s stock purchase plan in effect during fiscal year 2004 to the persons and groups named below as of January 29, 2005. The dollar values shown in the table below include both Salary Contributions and Matching Contributions. The dollar values shown in the table below are for illustrative purposes only and are based on the closing price of the Company’s Class A Common Stock on the New York Stock Exchange as of January 28, 2005, the last business day of the 2004 fiscal year, which was $25.91 per share.

                                                                             Total Number of
Name and Title                                                                    Shares       Dollar Value

William Dillard II, Chief Executive Officer                                          4,909          $127,192

Alex Dillard, President                                                              4,298           111,361

Mike Dillard, Executive Vice President                                               3,450            89,390

Drue Corbusier, Executive Vice President                                             2,077            53,815

James I. Freeman, Senior Vice President and Chief Financial Officer                  1,622            42,026

All Executive Officers as a Group                                                   24,681           639,485

All Non-Executive Officer Employees as a Group                                      92,249         2,390,172

PROPOSAL 5. DILLARD’S, INC. 2005 NON-EMPLOYEE DIRECTOR
RESTRICTED STOCK PLAN

        In April 2005, the Compensation Committee approved and adopted the Dillard’s, Inc. 2005 Non-Employee Director Restricted Stock Plan (the “Non-Employee Director Plan”). The stockholders are being asked to ratify the adoption of the Non-Employee Director Plan. The Non-Employee Director Plan provides for up to 200,000 shares of Company Class A Common Stock to be awarded pursuant to the Non-Employee Director Plan (subject to adjustment as described in the Non-Employee Director Plan for changes in the Company’s capital stock). The Non-Employee Director Plan is intended to attract, retain and motivate non-employee directors of the Company by providing them with a proprietary interest in the growth and performance of the Company and to encourage them to increase their stock ownership in the Company. If the Non-Employee Director Plan is not approved, the Company will not implement the Non-Employee Director Plan and no awards will be issued thereunder. The Company is seeking stockholder approval of the Non-Employee Director Plan to ensure compliance with the New York Stock Exchange listing requirements.

        The following is a summary of certain provisions of the Non-Employee Director Plan. The summary does not purport to be complete and is qualified in its entirety by reference to the provisions of the Non-Employee Director Plan, a copy of which is attached hereto as Appendix C.

Terms of the Non-Employee Stock Plan

        The Non-Employee Director Plan will be administered by the Compensation Committee, or any successor committee to the Compensation Committee or such other committee as may be designated from time to time by the Board to administer the Non-Employee Director Plan. The Compensation Committee will have the authority, in its discretion but subject to the provisions of the Non-Employee Director Plan, to determine the terms of all awards granted under the Non-Employee Director Plan. The Compensation Committee will make such rules and regulations and establish such procedures as it may deem appropriate for the administration of the Non-Employee Director Plan. The Compensation Committee may designate employees of Dillard’s to assist the Compensation Committee in the administration of the Non-Employee Director Plan and may grant authority to such persons to execute agreements or other documents or to take other actions on behalf of the Compensation Committee. In the event of a disagreement as to the interpretation of the Non-Employee Director Plan or as to any right or obligation related to the Non-Employee Director Plan, the decision of the Compensation Committee shall be final and binding. No member of the Compensation Committee shall be liable for any action or determination made in good faith with respect to the Non-Employee Director Plan or any benefit granted under it

        The amount of awards to be issued under the Non-Employee Director Plan may vary from year to year and by participant to participant in the Compensation Committee’s sole discretion, except that in no event will the Compensation Committee be permitted to award an amount of Class A Common Stock in excess of the maximum number of shares available for grant under the Non-Employee Director Plan or to award an amount of Class A Common Stock to any single participant in a fiscal year in excess of 5,000 shares without the approval of the Board of Directors.

        All non-employee directors of the Company will be eligible to participate in the plan. Of the 12 nominees for election to the Board of Directors at the annual meeting, seven are non-employee directors.

        Subject to the restrictions on transfer and forfeiture under the Non-Employee Director Plan, a participant will have the same rights as other stockholders with respect to the shares underlying the award from the date of grant, including voting rights and the rights to receive dividends and other distributions. Each award under the plan will be made pursuant to a written restricted stock award agreement that will contain provisions regarding (1) the number of shares subject to such award or a formula for determining such number, (2) the restricted period in which awards may be forfeited, (3) the restrictions on the transferability of the award, and (4) such further terms and conditions, in each case not inconsistent with the plan, as may be determined from time to time by the Compensation Committee.

        Upon an director’s termination of service on the Board of Directors as a result of retirement, death or disability, all unvested awards will become immediately vested. Retirement for the purposes of the foregoing provision means ceasing to be a member of the Board of Directors as a result of a determination by the Board of Directors that such person is no longer eligible to stand for election in accordance with the corporate governance guidelines of Dillard’s that may be in effect from time to time. Upon a director’s termination of service on the Board of Directors for any other reason, all unvested awards will be forfeited. The Compensation Committee may accelerate the vesting for any or all unvested awards for any director if the committee determines that the circumstances in a particular case so warrant.

        If an award is forfeited, the shares subject to the award will not be considered to be issued and will not count against the maximum number of shares available under the plan. In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, stock split, share combination or other changes in the corporate structure of the Company that affect the shares of Class A Common Stock, the Compensation Committee may make such adjustments to the number of maximum number of shares available for grant under the plan or that are subject to any award, the kind of capital stock to be issued under the plan, or both, as it determines, in its sole discretion, to be appropriate to prevent dilution or enlargement of rights under the plan.

        The Non-Employee Director Plan will automatically terminate 10 years from May 21, 2005. However, the Board of Directors may terminate the plan earlier at any time in its sole discretion.

Amendment of the Plan

        The Board of Directors may amend the Non-Employee Director Plan in any award outstanding under the plan, except that shareholder approval will be required for any amendment to increase the number of shares issuable under the plan (other than in connection with a stock split or similar event) or that would be a material revision under New York Stock Exchange rules.

U.S. Federal Income Tax Consequences

        Unless a special election is made by the recipient of an award under the Non-Employee Director Plan, no income will be recognized by the recipient at the time of grant so long as the interest in the restricted shares is subject to a substantial risk of forfeiture within the meaning of Section 83 of the Code. When the substantial risk of forfeiture terminates with respect to the award, the then fair market value of the Class A Common Stock will constitute ordinary income to the recipient. Subject to the applicable provisions of the Code, at the time the awards are included in the recipient’s taxable income, the Company will be entitled to a corresponding deduction for federal income tax purposes.

        The foregoing discussion is not a complete description of the income tax aspects of awards granted under the Non-Employee Director Plan. In addition, administrative and judicial interpretations of the application of the tax laws are subject to change.

Vote Required

        The affirmative vote of shares holding a majority of the votes represented at the meeting is required to ratify the adoption of the Non-Employee Director Plan.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING
"FOR" THE PROPOSAL.

BENEFITS TO NAMED EXECUTIVE OFFICERS AND OTHERS
Dillard’s, Inc. 2005 Non-Employee Director Restricted Stock Plan

        Awards to be received under the Non-Employee Director Plan are not determinable because the Compensation Committee determines the number of shares awarded under the Non-Employee Director Plan in its sole discretion at the time of grant. As a result, the benefits that might be received are not determinable. For similar reasons, the Company cannot determine the awards that would have been granted during the 2004 fiscal year under the Non-Employee Director Plan if it had been in place during that year.

PROPOSAL 6. STOCKHOLDER PROPOSAL CONCERNING GLOBAL HUMAN
RIGHTS STANDARDS

        The Office of the Comptroller of New York City, 1 Centre Street, New York, NY 10007, custodian and trustee for the owners of 242,386 shares of Class A Common Stock, Christian Brothers Investment Services, Inc., 90 Park Avenue, 29th Floor, New York, NY 10016, owner of 42,600 shares of Class A Common Stock, Amalgamated Bank LongView Collective Investment Fund, 15 Union Square, New York, NY 10003, owner of 33,440 shares of Class A Common Stock, The Marianist Province of the United States, 144 Beach 111th Street, Rockaway Park, New York 11694, owner of 2,800 shares of Class A Common Stock and The Sisters of the Holy Names of Jesus and Mary, Post Office Box 907, Los Gatos, California 95031-0907, owner of 3,200 shares of Class A Common Stock have indicated that they intend to propose the following resolution for action at the meeting:

"Whereas, Dillard's, Inc. currently has extensive overseas operations, and

        Whereas, reports of human rights abuses in the overseas subsidiaries and suppliers of U.S.-based corporations has led to an increased public awareness of the problems of child labor, “sweatshop” conditions, and the denial of labor rights in U.S. corporate overseas operations, and

        Whereas, corporate violations of human rights in these overseas operations can lead to negative publicity, public protests, and a loss of consumer confidence which can have a negative impact on shareholder value, and

        Whereas, a number of corporations have implemented independent monitoring programs with respected human rights and religious organizations to strengthen compliance with international human rights norms in subsidiary and supplier factories, and

        Whereas, many of these programs incorporate the conventions of the International Labor Organization (ILO) on workplace human rights, and the United Nations’ Norms on the Responsibilities of Transnational Corporations with Regard to Human Rights (“UN Norms”), which include the following principles:

1)	All workers have the right to form and join trade unions and to Bargain collectively. (ILO Conventions 87 and 98; UN Norms, section D9).

2)

Workers representatives shall not be the subject of discrimination and shall have access to all workplaces necessary to enable them to carry out their representation functions. (ILO Convention 135; UN Norms, section D9).

3)

There shall be no discrimination or intimidation in employment. Equality of opportunity and treatment shall be provided regardless of race, color, sex, religion, political opinion, age, nationality, social origin or other distinguishing characteristics. (ILO Conventions 100 and 111; UN Norms, section B2).

4)	Employment shall be freely chosen. There shall be no use of force, including bonded or prison labor. (ILO Conventions 29 and 105; UN Norms, section D5).

5)	There shall be no use of child labor. (ILO Convention 138; UN Norms, section D6), and,

        Whereas, independent monitoring of corporate adherence to these internationally recognized principles is essential if consumer and investor confidence in our company’s commitment to human rights is to be maintained,

        Therefore, be it resolved that the shareholders request that the company commit itself to the implementation of a code of conduct based on the aforementioned ILO human rights standards and United Nations’ Norms on the Responsibilities of Transnational Corporations with Regard to Human Rights, by its international suppliers and in its own international production facilities, and commit to a program of outside, independent monitoring of compliance with these standards.”

THE BOARD OF DIRECTORS FAVORS A VOTE "AGAINST" THE ADOPTION OF
THIS PROPOSAL FOR THE FOLLOWING REASONS:

        The Company recognizes the importance, as both an ethical and a business responsibility, of obtaining assurances that the products it sells are manufactured in accordance with all applicable laws and that the rights and welfare of workers around the world are respected.

        The Company has always been committed to the highest ethical conduct and strict compliance with the law in all its business dealings, including its relationships with its many suppliers. The Company is deeply concerned about the issues raised in the Proposal and believes it has already adequately addressed such issues as described below.

        Products sold at the Company’s stores are supplied by independent suppliers who also supply other retail stores and chains. To a much lesser degree, the Company is also supplied by sources contracted by buying agents for the Company. The Company does not engage directly in manufacturing.

        The Company has previously addressed the concerns raised in the Proposal by implementation of the following policies and procedures:

        The Company has developed a formal business policy (the “Policy”) which focuses on the workplace conditions of, and legal compliance by, foreign vendors. The Policy was distributed to all of the Company’s foreign vendors to restate and reemphasize the Company’s longstanding philosophy that no merchandise purchased by the Company will be manufactured with the use of illegal labor conditions. In addition, under the Policy the Company reserves the right not to contract with and to break contracts with vendors who violate basic human rights.

        In furtherance of the Policy, the Company’s agreements with foreign buying agents (including a buying office) include prohibitions against illegal child labor and other forms of illegal employment, manufacturing, shipping, customs and environmental practices. Under the contract, a buying agent must use its best efforts to ensure that each vendor is in full compliance with any current, or later adopted, law of either the country of manufacture or the United States governing the use of child labor, prison labor, and/or governing the importation into the United States of merchandise produced with child labor as well as any other similar human rights statute, regulation or law. Buying agents must also follow policies and procedures which the Company implements to ensure that all such statutes, laws or regulations are followed. If a buying agent discovers a violation of such prohibitions, the buying agent must immediately notify the Company of such violation(s) or evidence of violation(s), so that appropriate action can be taken to rectify such violation(s). Under these agreements, among other measures, buying agents are required to periodically inspect factories to ensure compliance with these standards. Additionally, Company employees personally inspect selected factories to verify compliance.

        The Company’s philosophy also appears in the Company’s Purchase Order Terms, Conditions & Instructions, which is the Company’s standard form of purchase order and which is applicable to all transactions between the Company and all of its suppliers. The document explicitly requires each supplier to warrant and represent that its merchandise is manufactured in compliance with any current, or later adopted, law of either the country of manufacture or the United States governing the use of child labor, prison labor, and/or governing the importation into the United States of merchandise produced with child labor as well as any other similar human rights statute, regulation or law.

        The Company has previously issued a press release announcing its business policy, which policy contains prohibitions against workplace abuse and also contains the steps taken by the Company to implement the policy. Furthermore, the Company has furnished a copy of that policy to interested shareholders, and will continue to so provide copies of that policy.

        The Company continues to monitor and review its Policy to ensure that the principles set forth above are appropriately implemented and to address new concerns or issues that arise by our participation in a global marketplace whose standards continue to evolve.

        The Company believes that it has already addressed the concerns raised in the Proposal without further expenditure of valuable time and funds. As the above reflects, the Company is committed to assuring that its suppliers treat their employees properly.

FOR THE ABOVE REASONS, THE BOARD UNANIMOUSLY RECOMMENDS
VOTING "AGAINST" THE PROPOSAL.

OTHER MATTERS

        Management of the Company knows of no other matters that may come before the annual meeting. However, if any matters other than those referred to herein should properly come before the annual meeting, it is the intention of the persons named in the enclosed Proxy to vote the Proxy in accordance with their judgment.

STOCKHOLDER PROPOSALS FOR THE 2006 ANNUAL MEETING

        The Company’s annual meeting of stockholders in 2006 is scheduled to be held on Saturday, May 20, 2006. If a stockholder intends to submit a proposal to be included in the Company’s proxy statement and form of proxy relating to the Company’s 2006 annual meeting of stockholders in accordance with Securities and Exchange Rule 14a-8, the proposal must be received by the Company at its principal executive offices not later than December 26, 2005. Such proposal must meet the requirements set forth in the rules and regulations of the SEC in order to be eligible for inclusion in the proxy statement and related form of proxy for the annual meeting of shareholders in 2006.

        Under the Company’s Bylaws, if a stockholder intends to submit a proposal at the annual meeting of stockholders in 2006, and such proposal is not intended to be included in the Company’s proxy statement and form of proxy relating to such meeting pursuant to SEC Rule 14a-8, the stockholder’s notice of such proposal (including certain information specified in the Bylaws), must be received by the Company’s Secretary at the principal executive office of the Company no earlier than January 21, 2006 and no later than February 20, 2006. If a stockholder fails to submit the proposal within such time period, the proposal will not be considered at the annual meeting of stockholders in 2006.

GENERAL

        The Company’s annual report for the fiscal year ended January 29, 2005 is being mailed with this Proxy Statement but is not to be considered as a part hereof.

        In some cases, where there are multiple stockholders at one address, only one annual report and proxy statement will be delivered, a procedure referred to as “householding.” Each stockholder will continue to receive a separate proxy card.

        Stockholders who hold positions in street name through a broker or other nominee should either call ADP Investor Communication Services at 800-542-1061 or contact their broker or nominee if they have questions, require additional copies of the proxy statement or annual report, or wish either to give instructions to household or to revoke their decision to household.

        Registered stockholders who own stock in their own name through certificate and have questions about householding, can contact the Company’s stock transfer agent, Registrar and Transfer Company, by phone at 800-368-5948 or by E-mail, info@rtco.com.

        The material in this proxy statement under the captions “Compensation of Directors and Executive Officers – Report of the Stock Option and Executive Compensation Committee,” “Company Performance,” and “Audit Committee Report” shall not be deemed soliciting material or otherwise deemed filed and shall not be deemed to be incorporated by any general statement of incorporation by reference in any filings made under the Securities Act of 1933 or the Securities Exchange Act of 1934.

        A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO, REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, MAY BE OBTAINED WITHOUT CHARGE BY ANY STOCKHOLDER WHOSE PROXY IS SOLICITED UPON WRITTEN REQUEST TO:

     DILLARD'S, INC.
     Post Office Box 486
     Little Rock, Arkansas 72203
     Attention:  James I. Freeman,
     Senior Vice President,
     Chief Financial Officer

                                                                       By Order of the Board of Directors

                                                                       PAUL J. SCHROEDER, JR.
                                                                       Vice President, General Counsel,
                                                                       Secretary

Appendix A
DILLARD’S, INC.
STOCK BONUS PLAN

        THIS STOCK BONUS PLAN, adopted and effective as of December 20, 2004, by DILLARD’S, INC. (hereinafter called “Company”).

WITNESSETH:

        WHEREAS, the Company desires to provide to eligible “Highly Compensated Employees,” as defined in Section 414(q) of the Internal Revenue Code of 1986 (“Code”), who are selected fpr participation a Nonqualified Stock Bonus Plan to which the Company shall contribute a percentage of each participant's compensation;

        WHEREAS, the Company desires to adopt this Plan upon the following terms and conditions:

1.     Definitions.

        As used herein, the following definitions shall apply:

a.	“Board” shall mean the Board of Directors of Dillard’s, Inc.

b.

“Bonus Grant Date” shall mean and refer to the Friday next preceding the last day of the Company’s fiscal year in which the Plan Year ends; provided, however, the first Bonus Grant Date shall not occur prior to the ratification and adoption of this Plan by shareholders of the Company.

c.	“Broker” shall mean and refer to the brokerage or other company selected to purchase Common Stock pursuant to the Plan.

d.	“Code” shall mean the Internal Revenue Code of 1986, as amended.

e.	“Committee” shall mean the Stock Option and Executive Compensation Committee of the Board or any successor thereto or such other Committee designated by the Board.

f.	“Common Stock” shall mean the Common Stock, Class A, par value $0.01, of the Company which is issued and outstanding, treasury stock or authorized but unissued.

g.	“Company” shall mean Dillard’s, Inc. and any wholly owned subsidiary thereof.

h.

“Compensation” shall mean the Employee’s base salary, plus the April bonus, if any, for the applicable Plan Year, but excluding any commissions or compensation received as an employee of an employer prior to the Company acquiring a controlling ownership interest in the employer.

i.	“Effective Date” shall mean December 20, 2004.

j.	“Eligible Employee” shall mean an Employee who is eligible to participate for the applicable Plan Year pursuant to the requirements of Paragraph 2.

k.	“Employee” shall mean any person actively employed on a full-time basis by the Company.

l.	“ESOP” shall mean the Dillard’s, Inc. Investment & Employee Stock Ownership Plan for Full Time Employees.

m.	“Highly Compensated Employee” shall mean any Employee who is a Highly Compensated Employee as defined in Section 414(q) of the Code.

n.	“Plan” shall mean the Dillard’s, Inc. Stock Bonus Plan.

o.	“Plan Year” shall mean the calendar year.

p.

“Share or Shares” shall mean a single share or shares of Common Stock. The aggregate number of Shares which may be allocated under this Plan shall not exceed 600,000 Shares, or the equivalent number thereto in the event of a change in the number of the issued shares after the Effective Date.

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      2.        Eligible Employees.

        a.  The Employees eligible to participate in the Plan for a Plan Year shall be those Employees who are eligible participants in the ESOP during such Plan Year, are Highly Compensated Employees during such Plan Year and are employed by the Company on the Friday next preceding the last day of the Company’s Fiscal Year in which the Plan Year ends.

        b.  Notwithstanding the foregoing Subparagraph a., an Employee who is participating in a plan providing deferred or incentive compensation or benefits which the Committee, in its discretion, determines to be a substitute for this Plan shall be ineligible to participate in this Plan.

    3.        Payment.

        For each Plan Year, the Compensation Committee shall select the participants in the plan from the Eligible Employees, and the Company will grant on the Bonus Grant Date and deliver thereafter as soon as practicable to each selected participant that number of Shares equal to Six Percent (6%) of the Eligible Employee’s Compensation in excess of Fifteen Thousand Dollars ($15,000), less applicable withholding, divided by the current fair market value of the Shares on the Bonus Grant Date. In the event fractional shares would result from such calculation, the amount attributable to such fractional Shares shall be applied toward the Eligible Employee’s tax withholding. Shares granted under the Stock Bonus Plan may be newly issued shares, shares held in treasury by the Company, or shares purchased in open market or other transactions.

    4.        Discontinuance of Eligibility.

      a.   An Employee shall be no longer eligible to participate in the Plan immediately upon the occurrence of any of the following:

         (1)    The termination for any reason from the active employment of the Employee from the Company.

         (2)    Death of the Employee.

         (3)    The filing with or levying upon the Company of any judgment, attachment, garnishment, or other court order affecting either the Employee’s earnings or the payment of his compensation provided under this Plan.

         (4)    The Employee commits an act which, in the opinion of the Committee, constitutes fraud, deceit, embezzlement or the commission of any criminal act.

         (5)    The Employee shall enter into a business or employment which the Committee determines to be (i) detrimentally competitive with the business of the Company, or (ii) substantially injurious to the Company’s financial interest.

    5.        Expenses.

        The Company will pay the Broker for any commissions on Shares purchased pursuant to the Plan. Broker’s commissions and other charges in connection with sales, dividend reinvestments, or in connection with purchases not made with the compensation provided by this Plan will be payable by the Employee who orders the transactions for his or her account.

    6.        Authority of Committee.

         a.    The Plan shall be administered by the Committee. A majority vote of the Committee at which a quorum is present, or acts reduced to or approved in writing by a majority of the members of the
               Committee, shall be the valid acts of the Committee for the purposes of the Plan.

         b.    The Committee shall have plenary authority in its discretion, but subject to the express provisions of the Plan, to determine the terms of all payments granted under the Plan, including, without limitation, the amounts of payments to be made under the Plan; the participants to whom and the

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               time or times at which payments shall be made; to interpret the Plan; and to make all other determinations deemed advisable for the administration of the Plan. All determinations of the
               Committee shall be made by not less than a majority of its members. The Committee may designate Employees of Dillard’s to assist the Committee in the administration of the Plan and may grant authority to such persons to execute agreements or other documents or to take other actions on behalf of the Committee.

        c.     The Committee may make such rules and regulations and establish such procedures as it deems appropriate for the administration of the Plan.

        d.     In the event of a disagreement as to the interpretation of the Plan or any amendment hereto or any rule, regulation or procedure thereunder or as to any right or obligation arising from or related to the Plan, the decision of the Committee shall be final and binding. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any benefit granted under it.

    7.        Plan Amendment.

        The Board may amend any or all provisions of this Plan at any time by written instrument identified as an amendment of the Plan effective as of a specified date. The Committee may amend the Plan as deemed appropriate to facilitate effective and efficient administration of the Plan, provided that no amendment adopted by the Committee shall become effective which has the effect of materially increasing Company contributions or which creates a significant risk of liability for the Company.

    8.        Plan Termination.

        The Company expects to continue the Plan indefinitely. However, the Company shall have the right at any time to terminate the Plan in whole or in part by suspending or discontinuing contributions hereunder, or to terminate the Plan.

    9.        Plan Not a Contract of Employment.

        The adoption and maintenance of the Plan shall not be deemed to constitute or modify a contract between any Company and any Employee or to be a consideration or inducement for or condition of the performance of service by any person. Nothing herein contained shall be deemed to give to any Employee the right to continue in any service of any Company or to interfere with any right of any Company to discharge any Employee at any time, nor to give any Company the right to require an Employee to remain in its service or to interfere with the Employee’s right to terminate his service at any time.

    10.        Taxation.

        Any compensation received by an Eligible Employee pursuant to the Plan is taxable to the Employee in the tax year in which the payment is made by the Company, and shall be reported as wages on the Employee’s W-2 statement.

    11.        Other Benefit Plans.

        Nothing contained herein shall in any way limit an Employee’s right to participate in or benefit from any current or deferred compensation plan for which he is currently eligible by reason of his employment.

    12.        Alienation of Benefits.

        None of the payments provided for by this Plan shall be subject to seizure for payment of any debts or judgments against the Employee; nor shall the Employee have any right to transfer, modify, anticipate or encumber any rights or benefits hereunder.

A-3

    13.        Minors, Incompetents or Lost Persons.

        In the event a payment is to be made to the account of a minor or a person declared to be incompetent, then the Committee may in its discretion make such payment to the legal guardian or, if none, to a parent of a minor with whom the minor maintains his residence. Such a payment to the legal guardian or parent of a minor shall fully discharge the Company and Committee from further liability or account thereof. In the event a benefit is payable under this Plan to a person who cannot be located, the Committee may declare that such payment is forfeited.

    14.        Headings and Captions.

        Subject headings and captions are included for convenience purposes only and shall not affect the interpretation of the Plan.

    15.        Gender and Pronouns.

        Throughout this Plan, the masculine shall include the feminine and neuter and the singular shall include the plural and vice versa as the context requires.

    16.        Severability.

        If any portion of this Plan is held invalid, illegal or unenforceable, such determination shall not impair the enforceability of the remaining terms and provisions herein.

    17.        Governing Law.

        This Plan shall be governed by the laws of the State of Arkansas. Notwithstanding anything in this Plan to the contrary, it is the intention of Company that this Plan constitute a “Bonus Program” within the meaning of ERISA Regulation Section 2510.3-2(c) and therefore is exempt from the requirements of the Employee Retirement Income Security Act of 1974, as amended, and the Committee and the Board are expressly authorized to make any amendment necessary to comply with this intent.

        THIS PLAN IS HEREBY ADOPTED AND EXECUTED as of the date first above written.

                                                              DILLARD'S, INC.

                                                              By:/s/ James I. Freeman
                                                                   James I. Freeman,
                                                                   Senior Vice President and
                                                                   Chief Financial Officer

ATTEST:
/s/ Phillip R. Watts
Phillip R. Watts

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Appendix B
 DILLARD’S, INC.
STOCK PURCHASE PLAN

        THIS STOCK PURCHASE PLAN, adopted and effective the 20th day of December, 2004, by DILLARD’S, INC. (hereinafter called “Company”).

WITNESSETH:

        WHEREAS, the Dillard’s, Inc. Investment & Employee Stock Ownership Plan for Full Time Employees (“ESOP”) permits eligible employees of the Company and its wholly owned subsidiaries to have contributed up to twenty percent (20%) of their compensation (“Salary Deferral Contribution”) to the ESOP and the Company makes a matching contribution of One Hundred Percent (100%) of the Salary Deferral Contribution up to five percent (5%) of the employee’s compensation (“Matching Contribution”);

        WHEREAS, as a result of the non-discrimination tests under Sections 401(k) and 401(m) of the Internal Revenue Code of 1986 (“Code”), the limitation on Salary Deferral Contributions under Section 402(g) of the Code, the limitation on compensation which can be taken into account under Section 401(a)(17) of the Code and the maximum limitation on contributions under Section 415 of the Code, “Highly Compensated Employees,” as defined in Section 414(q) of the Code, may be limited under the ESOP to a Salary Deferral Contribution of less than twenty percent (20%) of their compensation and a Matching Contribution of less than five percent (5%) of their compensation; and

        WHEREAS, the Company desires to provide a plan to which shall be contributed the excess portions of a Highly Compensated Employee’s Salary Deferral Contribution and Matching Contribution which are not permitted to be allocated under the ESOP solely as a result of the limitations in the Code;

        WHEREAS, this Plan is intended to be an “excess benefit plan” as defined in Rule 16b-3(b)(2) to Section 16 of the Securities Exchange Act of 1934, which is an employee benefit plan that is operated in conjunction with a qualified plan (as defined in the rule), and provides only the benefits or contributions that would be provided under the qualified plan but for any benefit or contribution limitations set forth in the Code;

        WHEREAS, the Company desires to adopt this Plan upon the following terms and conditions:

2.     Definitions.

        As used herein, the following definitions shall apply:

a.	“Board” shall mean the Board of Directors of Dillard’s, Inc.

b.

“Broker” shall mean and refer to the brokerage or other company which will receive contributions from the Company, receive Common Stock as contributions or purchase Common Stock with cash contributions and maintain an account for each Employee participating in the Plan.

c.	“Code” shall mean the Internal Revenue Code of 1986, as amended.

d.	“Committee” shall mean the Stock Option and Executive Compensation Committee of the Board or any successor thereto or such other Committee designated by the Board.

e.	“Common Stock” shall mean the Common Stock, Class A, no par value, of the Company which is issued and outstanding, treasury stock or authorized but unissued.

f.	“Company” shall mean Dillard’s, Inc. and any wholly owned subsidiary thereof.

g.	“Compensation” shall mean the compensation amount which is reportable as the “Wages, Tips and other Compensation’ box on the Employee’s Form W-2 for the Plan Year. Notwithstanding

                   the foregoing sentence however, Compensation shall exclude any amount not paid as cash compensation during the Plan Year and any compensation received as an employee of an Employer prior to the Company acquiring a controlling ownership interest in the Employer.
h.	“Effective Date” shall mean December 20, 2004.

i.	“Eligible Employee” shall mean an Employee who is eligible to participate for the applicable Plan Year pursuant to the requirements of Paragraph 2.

j.	“Employee” shall mean any person actively employed on a full-time basis by the Company.

k.	“Employer” shall mean the Company.

l.	“ESOP” shall mean the Dillard’s, Inc. Investment & Employee Stock Ownership Plan for Full Time Employees.

m.	“Highly Compensated Employee” shall mean any Employee who is a Highly Compensated Employee as defined in Section 414(q) of the Code.

n.	“Matching Contribution” shall mean an Employee’s total Company contribution under the ESOP and this Plan which are made by the Company as a matching contribution.

o.	“Plan” shall mean the Dillard’s, Inc. Stock Purchase Plan.

p.	“Plan Year” shall mean the calendar year.

q.	“Salary Deferral Contribution” shall mean an Employee’s payroll deduction amount which is allocated as a contribution to the ESOP pursuant to the requirements of Section 401(k) of the Code.

r.

“Share or Shares” shall mean a single share or shares of Common Stock. The aggregate number of Shares which may be allocated under this Plan shall not exceed 1,000,000 Shares, or the equivalent number thereto in the event of a change in the number of the issued shares after the Effective Date.

s.	“Stock Purchase Employee Contribution” shall mean an Employee’s payroll deduction amount which is allocated as an after-tax contribution to this Plan.

t.	“'34 Act” shall mean the Securities Exchange Act of 1934.

      2.        Eligible Employees.

        a.    The Employees eligible to participate in the Plan for a Plan Year shall be those Employees who are eligible participants in the ESOP during such Plan Year and are Highly Compensated
              Employees during such Plan Year.

        b.    Notwithstanding the foregoing Subparagraph a., an Employee who is participating in a plan providing deferred or incentive compensation or benefits which the Committee, in its discretion, determines to be a substitute for this Plan shall be ineligible to participate in this Plan.

    3.        Determination of Excess Amount.

       a.   At the Beginning and During each Plan Year. Each Eligible Employee shall elect prior to the beginning of each Plan Year and for as many times as permitted pursuant to the ESOP to have a certain whole number percentage of his Compensation he would otherwise receive directly during the Plan Year to be applied as a contribution to the ESOP and this Plan. The Committee shall determine the amount of each Eligible Employee’s estimated Salary Deferral Contribution which will be deducted from each payroll and allocated to the ESOP, which will not exceed the lesser of the amount permitted under Section 402(g) of the Codefor the Plan Year or the amount permitted to be contributed by the  Administrative Committee of the ESOP for Highly Compensated

               Employees for the Plan Year. The portion of the Eligible Employee’s election in excess of the amount allocated to the Salary Deferral Contribution to the ESOP shall be deducted from each payroll and contributed as a Stock Purchase Employee Contribution. The Company shall also contribute at the end of each week during the Plan Year as a Matching Contribution to this Plan an amount equal to One Hundred Percent (100%) of the Stock Purchase Employee Contribution
               made for such week, but in no event shall the Employee’s Matching Contribution for the Plan
               Year (i.e., the total of both the matching contribution under the ESOP and this Plan) exceed Five
               Percent (5%) of the Employee’s Compensation for the Plan Year.

       b.      At the End of each Plan Year. Prior to or soon after the end of each Plan Year of the ESOP, the
               Company shall determine the actual amount of each Highly Compensated Employee’s Salary
               Deferral Contribution and Matching Contribution to the ESOP which may be retained in the ESOP pursuant the limitations imposed under the non-discrimination tests under Section 401(k) and
               401(m) of the Code. The amount of the Salary Deferral Contribution, Matching Contribution and
               income earned thereon, as computed under the rules and regulations interpreting Sections 401(k)
               and 401(m) of the Code, which cannot be retained in the ESOP or must be forfeited under the terms of the ESOP, shall be contributed to this Plan as a Stock Purchase Employee Contribution and
               Matching Contribution.

    4.        Application of Subscription Proceeds.

     a.         The Company will remit the accumulated payroll deductions and Matching Contributions allocable to this Plan pursuant to Paragraph 3(a) on a weekly basis to the Broker in the form of cash, Shares of an equivalent value or both.

     b.         The Company will remit the excess Salary Deduction Contributions, Matching Contributions and
                income thereon allocable to the Stock Purchase Plan pursuant to Paragraph 3(b) to the Broker in the form of cash, Shares of an equivalent value or both as soon as reasonably possible after the withdrawal from the ESOP.

5.        Shares Allocated to Plan.

        If the Broker receives cash contributions, the Broker will purchase Common Stock over a period of several days for as many Shares as the funds will allow and the Employee’s cost per Share will be the average of the overall cost. The number of shares purchased will depend upon the market price of the Common Stock at the time such purchases are made. A separate account for each participating Employee shall be credited with the number of Shares, including fractional Shares, to which such Employee shall be entitled on the basis of his proportion, including the Company’s contribution hereunder, of the aggregate funds and Shares delivered to Broker. No actual stock certificate for the Shares each Employee owns shall be issued, unless requested. However, each quarter the Employee shall receive a statement from the Broker showing the number of Shares (fractional or otherwise), received, purchased or sold, the price, and the total number of Shares in the Employee’s account as of that date. Any dividends received on the Common Stock held in an Employee’s account shall be automatically reinvested, unless otherwise designated by the Employee. There shall be no holding period for the Shares acquired pursuant to this Plan, and an Employee may take delivery of the Shares or direct that the Broker sell Shares and distribute the proceeds thereof, at any time.

    6.        Discontinuance of Eligibility.

     a.    An Employee shall be no longer eligible to participate in the Plan and no further Stock Purchase
           Employee Contributions shall be deducted immediately upon the occurrence of any of the following:

           (1) The termination for any reason from the active employment of the Employee from the
               Employer, except a Stock Purchase Employee Contribution shall be deducted from the
               Employee’s final payroll for active employment.

           (2) Death of the Employee, except a Stock Purchase Employee Contribution shall be deducted from the Employee’s final payroll for active employment.

           (3) The filing with or levying upon the Company or the Employer of any judgment, attachment, garnishment, or other court order affecting either the Employee’s earnings or his or her account under this Plan.

           (4) The Employee commits an act which, in the opinion of the Committee, constitutes fraud, deceit, embezzlement or the commission of any criminal act.

           (5) The Employee shall enter into a business or employment which the Committee determines to be (i) detrimentally competitive with the business of the Company, or (ii) substantially injurious to the Company’s financial interest.

    7.        Expenses.

        The Company will pay the Broker for commissions, if any, on purchases made for the Employee’s account as a result of the Company’s and the Employee’s contributions. The Company will also pay the Broker for any fees charged by the Broker for administration of the Plan. Broker’s commissions and other charges in connection with sales, dividend reinvestments, or in connection with purchases not made by the Employee’s payroll deduction and the Company contribution will be payable by the Employee who orders the transactions for his or her account.

    8.        Authority of Committee.

        a.   The Plan shall be administered by the Committee. A majority vote of the Committee at which a quorum is present, or acts reduced to or approved in writing by a majority of the members of the
             Committee, shall be the valid acts of the Committee for the purposes of the Plan.

        b.   The Committee shall have plenary authority in its discretion, but subject to the express provisions of the Plan, to determine the terms of all contributions and transactions under the Plan, including, without limitation, the amounts of all contributions to be made under the Plan; the participants to whom and the time or times at which contributions shall be made; to interpret the Plan; and to make all other determinations deemed advisable for the administration of the Plan. All determinations of the Committee shall be made by not less than a majority of its members. The Committee may designate Employees of Dillard’s to assist the Committee in the administration of the Plan and may grant authority to such persons to execute agreements or other documents or to take other actions on behalf of the Committee.

        c.   The Committee may make such rules and regulations and establish such procedures as it deems appropriate for the administration of the Plan.

        d.   In the event of a disagreement as to the interpretation of the Plan or any amendment hereto or any rule, regulation or procedure thereunder or as to any right or obligation arising from or related to the Plan, the decision of the Committee shall be final and binding. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any benefit granted under it.

    9.        Plan Amendment.

        The Board may amend any or all provisions of this Plan at any time by written instrument identified as an amendment of the Plan effective as of a specified date. The Committee may amend the Plan as deemed appropriate to facilitate effective and efficient administration of the Plan, provided that no amendment adopted by the Committee shall become effective which has the effect of materially increasing Company contributions or which creates a significant risk of liability for the Company.

    10.        Plan Termination.

        The Company expects to continue the Plan indefinitely. However, the Company shall have the right at any time to terminate the Plan in whole or in part by suspending or discontinuing contributions hereunder, or to terminate the Plan.

    11.        Plan Not a Contract of Employment.

        The adoption and maintenance of the Plan shall not be deemed to constitute or modify a contract between any Employer and any Employee or to be a consideration or inducement for or condition of the performance of service by any person. Nothing herein contained shall be deemed to give to any Employee the right to continue in any service of any Employer or to interfere with any right of any Employer to discharge any Employee at any time, nor to give any Employer the right to require an Employee to remain in its service or to interfere with the Employee’s right to terminate his service at any time.

    12.        Taxation.

        The Employee’s and the Company’s contribution to the Plan are taxable to the Employee, as compensation received, in the tax year in which the payroll deduction occurs for Employee contributions and in the tax year of the contribution for Company contributions, and shall be reported as wages on the Employee’s W-2 statement.

    13.        Other Benefit Plans.

        Nothing contained herein shall in any way limit an Employee’s right to participate in or benefit from any current or deferred compensation plan for which he is currently eligible by reason of his employment.

    14.        Alienation of Benefits.

        None of the payments provided for by this Plan shall be subject to seizure for payment of any debts or judgments against the Employee; nor shall the Employee have any right to transfer, modify, anticipate or encumber any rights or benefits hereunder.

    15.        Minors, Incompetents or Lost Persons.

        In the event a payment is to be made to the account of a minor or a person declared to be incompetent, then the Committee may in its discretion make such payment to the legal guardian or, if none, to a parent of a minor with whom the minor maintains his residence. Such a payment to the legal guardian or parent of a minor shall fully discharge the Company and Committee from further liability or account thereof. In the event a benefit is payable under this Plan to a person who cannot be located, the Committee may declare that such payment is forfeited.

    16.        Headings and Captions.

        Subject headings and captions are included for convenience purposes only and shall not affect the interpretation of the Plan.

    17.        Gender and Pronouns.

        Throughout this Plan, the masculine shall include the feminine and neuter and the singular shall include the plural and vice versa as the context requires.

     18.        Severability.

        If any portion of this Plan is held invalid, illegal or unenforceable, such determination shall not impair the enforceability of the remaining terms and provisions herein.

    19.        Governing Law.

        This Plan shall be governed by the laws of the State of Arkansas. Notwithstanding anything in this Plan to the contrary, it is the intention of Company that this Plan constitute a “Bonus Program” within the meaning of ERISA Regulation Section 2510.3-2(c) and therefore is exempt from the requirements of the Employee Retirement Income Security Act of 1974, as amended, and the Committee and the Board are expressly authorized to make any amendment necessary to comply with this intent.

        THIS PLAN IS HEREBY ADOPTED AND EXECUTED as of the date first above written.

                                                              DILLARD'S, INC.

                                                              By:/s/ James I. Freeman
                                                                   James I. Freeman,
                                                                   Senior Vice President and
                                                                   Chief Financial Officer
ATTEST:

/s/ Phillip R. Watts
Phillip R. Watts

Appendix C
DILLARD’S, INC.
2005 NON-EMPLOYEE DIRECTOR
RESTRICTED STOCK PLAN

ARTICLE I

PURPOSE

        Section 1.01. Purpose. This Dillard’s, Inc. 2005 Non-Employee Director Restricted Stock Plan (the “Plan”) is intended to attract, retain and motivate non-employee directors of Dillard’s, Inc., a Delaware corporation (“Dillard’s”), by providing them with a proprietary interest in the growth and performance of Dillard’s and to encourage them to increase their stock ownership in Dillard’s. The name of the plan shall be the Dillard’s, Inc. 2005 Non-Employee Directors Restricted Stock Plan (the “Plan”). The Plan is adopted and effective as of the date set forth in Section 7.04 hereof.

ARTICLE II

DEFINITIONS

        Capitalized terms used and not otherwise defined in the Plan shall have the following meanings:

        “Award” means a grant of Restricted Shares.

        “Board” or “Board of Directors” means the Board of Directors of Dillard’s as constituted from time to time.

        “Code” means the Internal Revenue Code of 1986, as amended from time to time.

        “Committee” means the Stock Option and Executive Compensation Committee of the Board or any successor thereto or such other Committee designated by the Board.

        “Disability” shall mean the inability to engage in any substantial gainful activity because of a medically determinable physical or mental impairment which can be expected to last for a continuous period of 12 months or more or that may result in death; or, eligibility for receipt of Dillard’s disability benefits for a period of more than three months by reason of a medically determinable physical or mental impairment which can be expected to last for a period of 12 months or more or that may result in death.

        “Employee” means any person employed by Dillard’s or a Subsidiary of Dillard’s as an employee (as defined in Section 425(f) of the Code) and not as an independent contractor.

        “Non-Employee Director” means any member of the Board who is not an employee of Dillard’s or an affiliate of Dillard’s.

        “Participant” means any Non-Employee Director who is selected for participation by the Committee in accordance with Article III and who receives an Award under the Plan.

        “Restricted Period” means the period during which Awards may be forfeited under Sections 5.03 and 5.04. Notwithstanding the foregoing, under no circumstances shall the Restricted Period with respect to any Participant be less than six months. This minimum Restricted Period is intended to qualify each transaction under the Plan as an exempt transaction pursuant to Rule 16b-3(d)(3) under the Exchange Act.

        “Restricted Shares” means Shares that are subject to the restrictions (including the restrictions on transferability) and the substantial risks of forfeiture described in the Plan or in an applicable Stock Award Agreement.

        “Retire” or “Retirement” means ceasing to be a member of the Board as a result of a determination by the Board that such person is no longer eligible to stand for election in accordance with the corporate governance guidelines of Dillard’s that may be in effect from time to time.

        “Share” means a share of Class A Common Stock, $0.01 par value, of Dillard’s.

        “Stock Award Agreement” means an agreement executed by a Participant prior to receiving an Award.

        “Subsidiary” means (i) any corporation of which Dillard’s owns, directly or indirectly, capital stock representing more than 50% of the combined voting power of all classes of capital stock, and (ii) any other entity or enterprise (including, but not limited to, a partnership or joint venture) of which Dillard’s owns, directly or indirectly, equity interests representing more than 50% of the combined voting power of all classes of equity.

ARTICLE III

ELIGIBILITY AND PARTICIPATION

Section 3.01. Eligibility. Awards under this Plan may only be made to a person who, at the time of grant of the Award, is a Non-Employee Director.

ARTICLE IV

COMPANY STOCK SUBJECT TO PLAN

        Section 4.01. Maximum Number of Shares. The total number of Shares for which Awards may be granted under the Plan shall not exceed 200,000 Shares. The maximum number of Shares issued are subject to adjustment in accordance with Section 4.03. The Shares issued under the Plan may be authorized and unissued Shares or treasury Shares. The number of Shares available for issuance under the Plan shall not be reduced to reflect any dividends or dividend equivalents that are reinvested into additional Shares.

        Section 4.02. Forfeited Shares. In the event Awards are forfeited to Dillard’s in accordance with the terms of the Plan, the Shares so forfeited again shall be available for grant and issuance under the Plan.

        Section 4.03. Recapitalization Adjustment. In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, stock split, share combination or other changes in the corporate structure of Dillard’s affecting the Shares, the Committee may make such adjustments to the number of Shares specified in Section 4.01 or in any Award, the kind of capital stock to be issued under the Plan, or both, as it determines, in its sole discretion, to be appropriate to prevent dilution or enlargement of rights under the Plan.

ARTICLE V

AWARDS

        Section 5.01. Conditions to Grant. As a condition to the grant of Awards, Dillard’s shall require the Participant to execute a Stock Award Agreement prior to issuing the Award.

        Section 5.02. Amount of Awards. The amount of Awards to be issued under the Plan may vary from year to year and by Participant to Participant in the Committee’s sole discretion. In no event, however, may Awards be issued to any Participant if such issuance would (i) cause the total number of Restricted Shares awarded under the Plan to a single Participant to exceed 5,000 Shares in any fiscal year of Dillard’s without being approved by the Board or (ii) cause the total number of Shares issued to all Participants to equal or exceed the maximum amount allowed in Section 4.01. The Committee shall have the right to grant new Awards in exchange for outstanding Awards.

        Section 5.03. Restricted Shares.

(a)	Awards of Restricted Shares shall be subject to the terms and conditions set forth in the Stock Award Agreement.

(b)

The Committee shall have discretion in determining the terms and conditions of each Award. Awards of Restricted Shares under Stock Award Agreements shall be subject to such restrictions as determined by the Committee.

(c)

The Committee shall establish any vesting schedule applicable to Restricted Shares and shall specify the periods of restriction, vesting and other requirements. Until the end of the period(s) of time specified in the vesting schedule, the Restricted Shares subject to such Award shall remain subject to forfeiture.

(d)

Notwithstanding any term, condition, restriction and/or limitation with respect to an Award granted under the Plan but subject to the restrictions on transfer and forfeiture in this Plan, a Participant who has been granted an Award shall be entitled to all of the rights of a shareholder with respect to the Restricted Shares underlying the Award from the date of grant, including voting rights and the rights to receive dividends and other distributions. All Shares or other securities paid on an Award shall be held by the Company and shall be subject to the same restrictions as the Award to which they relate.

        Section 5.04. Vesting. Unless otherwise provided in the Stock Award Agreement, all unvested Awards shall become immediately vested upon the Participant’s termination of service as a member of the Board prior to the expiration of the Restricted Period as a result of the Participant’s Retirement, death or Disability. Upon a Participant’s termination of service as a member of the Board for any other reason prior to the expiration of the Restricted Period, all unvested Awards shall be forfeited to Dillard’s and be available for reissuance under the Plan. The Committee may accelerate the vesting for any or all of the unvested Awards for any Participant if the Committee determines that the circumstances in a particular case so warrant, and upon such a determination, all restrictions applicable to the Restricted Shares shall lapse.

        Section 5.05. Issuance of Awards; Awards Held In Escrow. Unless and until the Awards have vested as set forth in the Plan and the related Stock Award Agreements, such Awards shall be issued in the name of the Participant and held by the Secretary of Dillard’s (or its designee) as escrow agent, and shall not be sold, transferred, or otherwise disposed of, and shall not be pledged or otherwise hypothecated other than a transfer of vested Restricted Shares upon death by will, by descent and distribution or by designation of a beneficiary in accordance with Section 7.02. Dillard’s may determine to issue the Awards in book entry form and/or may instruct the transfer agent for its common stock to place a legend on certificates representing the Restricted Shares or Performance-Based Restricted Shares or otherwise note its records as to the restrictions on the transfer as set forth in the Plan.

        Section 5.06. Delivery of Certificates. As soon as practicable after complete vesting of the Awards granted to the Participant, the Secretary of Dillard’s (or its designee), as escrow agent, shall cause to be delivered to the Participant or a broker designated by Dillard’s for the purpose of receiving such Shares, a certificate or certificates representing those Shares free of all restrictions created under this Plan and the related Stock Award Agreements. Prior to such delivery, Dillard’s may require the Participant to establish a brokerage account with the broker designated by Dillard’s to receive the Shares and execute and deliver to Dillard’s a written statement, in form satisfactory to Dillard’s, in which the Participant represents that he or she is acquiring Shares for the Participant’s own account, for investment only and not for resale or distribution of any such Shares.

ARTICLE VI

ADMINISTRATION

Section 6.01. Authority of the Committee.
(a)

The Plan shall be administered by the Committee. A majority vote of the Committee at which a quorum is present, or acts reduced to or approved in writing by a majority of the members of the Committee, shall be the valid acts of the Committee for the purposes of the Plan.

(b)

The Committee shall have plenary authority in its discretion, but subject to the express provisions of the Plan, to determine the terms of all Awards granted under the Plan, including, without limitation, the Participants to whom and the time or times at which Awards shall be granted; the vesting schedule for such Award grants; establishing performance-based criteria and determining if such criteria is achieved; to interpret the Plan; and to make all other determinations deemed advisable for the administration of the Plan. All determinations of the Committee shall be made by not less than a majority of its members. The Committee may designate Employees of Dillard’s to assist the Committee in the administration of the Plan and may grant authority to such persons to execute agreements or other documents or to take other actions on behalf of the Committee.

(c)	The Committee may make such rules and regulations and establish such procedures as it deems appropriate for the administration of the Plan.

(d)

In the event of a disagreement as to the interpretation of the Plan or any amendment hereto or any rule, regulation or procedure thereunder or as to any right or obligation arising from or related to the Plan, the decision of the Committee shall be final and binding. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any benefit granted under it.

ARTICLE VII

MISCELLANEOUS

         Section 7.01. No Rights as Director. Neither the Plan nor any Awards granted hereunder shall confer upon any Participant any right to be elected to or to remain as a member of the Board.

        Section 7.02. Designation of Beneficiary. Each Participant from time to time may name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be issued or transferred in the event of the Participant’s death (or who may exercise the Participant’s rights hereunder, if any, that are exercisable following the death of the Participant). Each designation shall revoke all prior designations by the Participant, shall be in a form prescribed by the Committee and shall be effective only when filed by the Participant in writing with the Committee or its designee during the Participant’s lifetime.

        Section 7.03. Withholding. Dillard’s shall have the right to withhold with respect to any payments or grants made to Participants under the Plan any taxes required by law to be withheld because of such payments or grants. With respect to any such withholding:

(e)	Each Participant shall take whatever action that the Committee deems appropriate to comply with the law regarding withholding of federal, state and local taxes.

(f)

When a Participant is obligated to pay to Dillard’s an amount required to be withheld under applicable income tax laws in connection with the Awards, the Committee may, in its discretion and subject to such rules as it may adopt, permit the Participant to satisfy this obligation, in whole or in part, by delivering to Dillard’s already-owned shares to satisfy the withholding amount.

        Section 7.04. Effective Date. The Plan is effective on April 15, 2005 (the “Effective Date”). No Shares may be issued unless the Plan is approved by a vote of the holders of a majority, or as otherwise provided in the certificate of incorporation, Bylaws of Dillard’s or the listing standards of the New York Stock Exchange, of the outstanding shares of Dillard’s common stock cast at a meeting of the stockholders of Dillard’s at which a quorum is present held within 12 months following the Effective Date.

        Section 7.05. Amendment. The Board may amend the Plan from time to time as it deems desirable or necessary by any applicable rules and regulations, and such amendments shall include the ability of the Board to amend the Plan and, with shareholder approval, to increase the number of Shares subject to the Plan. Any amendment to the Plan shall not apply to Awards granted to Participants that have vested prior to the effective date of the amendment unless it has been otherwise agreed to, in writing, by the Committee and the affected Participant.

        Section 7.06. Termination of Plan. The Plan will automatically terminate 10 years from its Effective Date. Notwithstanding the foregoing, the Board may, in its discretion, terminate the Plan earlier at any time, but no such termination shall deprive Participants of their rights under Restricted Share grants existing prior to such termination.

        Section 7.07. Successors. The Plan shall inure to the benefit of and shall be binding upon each successor of Dillard’s by merger, consolidation or acquisition of all or substantially all of the assets. All rights and obligations imposed upon a Participant and all rights granted to Dillard’s under this Plan shall be binding upon the Participant’s heirs, legal representatives and successors.

        Section 7.08. Notice. Each notice given under the Plan shall be in writing and shall be delivered in person or by certified or registered mail to the proper address. Each notice to Dillard’s shall be addressed as follows: Dillard’s, Inc., 1600 Cantrell Road, Little Rock, Arkansas 72201, Attention: Secretary. Each notice to a Participant shall be addressed to the Participant at the address of the Participant maintained by Dillard’s on its books and records. Anyone to whom a notice may be given under the Plan may designate a new address by written notice to the other party to that effect.

        Section 7.09. Compliance with Laws and Requirements. No Shares shall be issued under the Plan unless the issuance and delivery of such shares comply with all applicable provisions of state and federal law, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, the rules and regulations promulgated thereunder and the requirements of any market system or stock exchange upon which the Shares may then be listed.

        Section 7.10. Governing Law. The Plan shall be construed in accordance with and governed by the laws of the State of Delaware.

        THIS PLAN IS HEREBY ADOPTED AND EXECUTED as of the 15th day of April, 2005.

                                                              DILLARD'S, INC.

                                                              By:/s/ James I. Freeman
                                                                   James I. Freeman,
                                                                   Senior Vice President and
                                                                   Chief Financial Officer
ATTEST:

/s/ Phillip R. Watts
Phillip R. Watts

Proxy Card Class A

                  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Dillard's, Inc.
Post Office Box 486
Little Rock, Arkansas  72203                PROXY    The undersigned hereby appoints
Telephone No.(501)376-5200                           William  Dillard II and Paul J. Schroeder,  Jr., or either of them, as proxies and attorneys-in-fact, each with the power to appoint his substitute, to represent  and vote,  as  designated  below,  all the shares of the Class A  Common  Stock  of  Dillard's,  Inc.,  held of record  by the undersigned on March 31, 2005, at the annual  meeting of  stockholders to be  held  on May  21,  2005,  or any  postponement or  adjournment thereof.

1. ELECTION OF DIRECTORS.  / /  FOR all Class A                       / /  WITHHOLD AUTHORITY
                           nominees listed below                      to vote for all Class A Nominees.
                           (except as marked to the
                           contrary below).

(INSTRUCTION:  TO WITHHOLD  AUTHORITY  TO VOTE FOR AN  INDIVIDUAL  NOMINEE,  STRIKE A LINE  THROUGH THE  NOMINEE'S  NAME IN THE LIST
BELOW.)

Class A Nominees

                Robert C. Connor * Will D. Davis * John Paul Hammerschmidt * Peter R. Johnson

                   The Board of Directors of the Company recommends voting FOR this proposal

2.       RATIFY THE  APPOINTMENT  BY THE AUDIT  COMMITTEE  OF DELOITTE & TOUCHE LLP
         AS THE  INDEPENDENT  PUBLIC  ACCOUNTANTS  OF THE COMPANY FOR 2005.
                    The Board of Directors of the Company recommends voting FOR this proposal

                                  / / FOR  / / AGAINST  / / ABSTAIN

3.       PROPOSAL TO APPROVE THE DILLARD'S, INC. STOCK BONUS PLAN.
                    The Board of Directors of the Company recommends voting FOR this proposal

                                  / / FOR  / / AGAINST  / / ABSTAIN

4.       PROPOSAL TO APPROVE THE DILLARD'S, INC. STOCK PURCHASE PLAN.
                   The Board of Directors of the Company recommends voting FOR this proposal

                                  / / FOR  / / AGAINST  / / ABSTAIN

5.       PROPOSAL TO APPROVE THE DILLARD'S, INC. 2005 NON-EMPLOYEE DIRECTOR RESTRICTED STOCK PLAN.
                    The Board of Directors of the Company recommends voting FOR this proposal

                                  / / FOR  / / AGAINST  / / ABSTAIN

6.       STOCKHOLDER PROPOSAL CONCERNING GLOBAL HUMAN RIGHTS STANDARDS.
                     The Board of Directors of the Company recommends voting AGAINST this proposal

                                  / / FOR  / / AGAINST  / / ABSTAIN

7.      In their  discretion,  the proxies are  authorized to vote upon such other business as may properly come before the meeting or any postponement or adjournment thereof.

THIS PROXY WHEN PROPERLY  EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE  UNDERSIGNED  STOCKHOLDER.  IF NO DIRECTION IS
MADE, THE PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3, 4 AND 5 AND AGAINST PROPOSAL 6.

Please sign exactly as name  appears  below.  When shares are held by joint  tenants,  both should  sign.  When signing as attorney, executor,  administrator,  trustee or guardian,  please give full title as such.  If a  corporation,  please sign in full  corporate name by President or other authorized officer.  If a partnership, please sign in partnership name by authorized person.

DATED:            , 2005
                                                                                Signature

                                                                       Signature, if jointly held

PLEASE MARK, SIGN, DATE AND RETURN
THE PROXY CARD PROMPTLY USING THE
ENCLOSED ENVELOPE.

Proxy Card Class B

                  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Dillard's, Inc.
Post Office Box 486
Little Rock, Arkansas  72203                PROXY    The undersigned hereby appoints
Telephone No.(501)376-5200                           William Dillard II and Paul J. Schroeder, Jr., or either of them,as proxies and attorneys-in-fact,each with the power to appoint his substitute, to represent and vote,as designated below, all the shares of the Class B Common Stock of
                                                     Dillard's, Inc., held of record by the undersigned on
                                                     March 31, 2005, at the annual meeting of stockholders to be held on May 21, 2005, or any postponement or adjournment thereof.

1. ELECTION OF DIRECTORS.  / /  FOR all Class B                      / /  WITHHOLD AUTHORITY
                                nominees listed below                     to vote for all Class B Nominees.
                                (except as marked to the
                                contrary below).

(INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR AN INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH
THE NOMINEE'S NAME IN THE LIST BELOW.)

Class B Nominees

 Drue Corbusier * Alex Dillard * Mike Dillard * William Dillard II * James I. Freeman * Warren A. Stephens
                               * William H. Sutton * J.C. Watts, Jr.

                  The Board of Directors of the Company recommends voting FOR this proposal

2.       RATIFY THE APPOINTMENT BY THE AUDIT COMMITTEE OF DELOITTE & TOUCHE LLP AS THE
         INDEPENDENT  PUBLIC  ACCOUNTANTS OF THE COMPANY FOR 2005.

                  The Board of Directors of the Company recommends voting FOR this proposal

                                   / / FOR  / / AGAINST  / / ABSTAIN

3.       PROPOSAL TO APPROVE THE DILLARD'S, INC. STOCK BONUS PLAN

                 The Board of Directors of the Company recommends voting FOR this proposal

                                   / / FOR  / / AGAINST  / / ABSTAIN

4.       PROPOSAL TO APPROVE THE DILLARD'S, INC. STOCK PURCHASE PLAN

                The Board of Directors of the Company recommends voting FOR this proposal

                                  / / FOR  / / AGAINST  / / ABSTAIN

5.       PROPOSAL TO APPROVE THE DILLARD'S, INC. 2005 NON-EMPLOYEE DIRECTOR RESTRICTED STOCK PLAN.

                The Board of Directors of the Company recommends voting FOR this proposal

                                  / / FOR  / / AGAINST  / / ABSTAIN

6.       STOCKHOLDER PROPOSAL CONCERNING GLOBAL HUMAN RIGHTS STANDARDS.

               The Board of Directors of the Company recommends voting AGAINST this proposal

                                  / / FOR  / / AGAINST  / / ABSTAIN

7.       In their  discretion,  the proxies are  authorized to vote upon such other business as may properly come before the meeting or any postponement or adjournment thereof.

 THIS PROXY WHEN PROPERLY  EXECUTED  WILL BE VOTED IN THE MANNER
 DIRECTED  HEREIN BY THE UNDERSIGNED STOCKHOLDER.  IF NO DIRECTION IS MADE,
 THE PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3, 4 AND 5 AND AGAINST PROPOSAL 6.

Please sign  exactly as name  appears  below.  When shares are held by joint  tenants,  both should  sign.  When  signing as  attorney, executor,  administrator,  trustee or guardian,  please give full title as such. If a  corporation,  please sign in full corporate name by President or other authorized officer.  If a partnership, please sign in partnership name by authorized person.

DATED:            , 2005
                                                                  Signature

                                                          Signature, if jointly held

PLEASE MARK, SIGN, DATE AND RETURN
THE PROXY CARD PROMPTLY USING THE
ENCLOSED ENVELOPE.